Exhibit 99.1

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2014 GLOBAL LOSS TRIANGLES

Global Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current only as of December 31, 2014.  Allied World Assurance Company Holdings, AG (“Allied World”, the “Company”, “we”, “us” or “our”) is under no obligation (and expressly disclaims any such obligation) to update or revise this report, whether as a result of new information, future events or otherwise.  Nothing contained in this report is or should be relied upon as a promise or representation as to the future.  Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves.  The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments.  Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report.  In addition to analyzing loss development data, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions.  Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information.  Information presented in this report may differ materially from that reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in the United States due to differences in foreign exchange rates, exclusions, the impact of premium adjustments and other adjustments.  This report is a supplement to the Company’s financial disclosures and should be read in conjunction with the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission (the “SEC”).  This report shall not be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this report reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the Company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in the Company’s filings with the SEC.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2014 GLOBAL LOSS TRIANGLES

IV. SELECTED EXCERPTS FROM ALLIED WORLD’S 2014 10-K DISCLOSURE	37

V. GLOSSARY	43

I.             EXECUTIVE SUMMARY

Overview

A critical component of financial reporting for insurance and reinsurance companies is to accurately estimate potential losses and associated loss expenses on risks that have been insured or reinsured.  This report is Allied World’s release of its Global Loss Triangles (“GLTs”) as of December 31, 2014.  For your convenience, we have included a glossary beginning on page 43 of selected insurance and reinsurance terms.

We establish a reserve for losses and loss expenses to cover our estimated liability for the payment of all losses and loss expenses incurred with respect to earned premiums on the policies and treaties that we write.  This reserve is a balance sheet liability representing estimates of losses and loss expenses we are required to pay for insured or reinsured claims that have occurred as of or before the balance sheet date.

The process of establishing loss reserves can be complex and is subject to considerable variability as it requires the use of judgment regarding numerous items, including future litigation trends, future inflation trends, new laws and regulations, attachment points and timing of payments.  Estimates of these reserves are subject to potential errors of estimation, which could be significant, as they are based upon the outcomes of future events.  The estimates are even more difficult for a company such as Allied World, as some of our casualty lines of business have relatively high attachment points (often exceeding $100 million) and relatively high net limits (with $25 million being a typical maximum).  Those characteristics make some of our casualty lines subject to claims that are very low in frequency (the number of actual claims), but very high in severity (the average claim size).  The combination of low frequency and high severity exacerbates the difficulty in establishing loss reserves for Allied World.  We caution that an attempt to evaluate our loss reserves using exclusively the data presented in this report could be misleading.

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as “case reserves,” and reserves for losses incurred but not reported (“IBNR”).  Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement cost.  Thus, there is a significant amount of estimation involved in determining the likely loss payment.  IBNR reserves require judgment because they relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to the Company.  IBNR reserves also relate to estimated development of reported events that based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to the Company.

IBNR is the estimated liability for (1) claims that have occurred but have not yet been reported as well as (2) changes in the values of claims that have been reported to us but are not yet settled.  Each claim is settled individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved.  As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date.  The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves.  Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

When estimating IBNR reserves, we segregate the Company’s insurance and reinsurance loss and exposure data into over 160 classes in total.  Within each class, the business is further segregated by treaty year, accident year or report year.  Professional liability and healthcare lines of business are reviewed on a report year basis due to the claims-made nature of the underlying contracts.  Our general casualty insurance business is a mixture of claims-made and loss-occurring contracts.  Since the Company’s formation in November 2001, 65% of our gross earned premiums and 69% of our net earned premiums have been associated with occurrence policies for our general casualty insurance business.

Generally, initial actuarial estimates of IBNR reserves not related to a single event (such as a catastrophe) are based upon the expected loss ratio method applied to each class of business.  Actual paid losses and case reserves are subtracted from the expected ultimate losses to derive the IBNR reserves.  The initial expected loss ratio used in the expected loss ratio method involve managerial judgments and are based upon historical information for the class of business, which includes historic loss ratios, market conditions, changes in pricing, policy terms and conditions, peer analysis, underwriting changes, changes in claims emergence and other factors that may influence expected ultimate losses.  Over time, the actuarial estimates for our non-property lines of business generally become a blend of the Bornhuetter-Ferguson reported loss method (the “B-F method”) and the expected loss ratio method.  The B-F method incorporates actual reported loss data and expected unreported losses, which is a function of the initial expected loss ratio and the expected loss emergence pattern, to determine an estimate of ultimate losses.  The B-F method is often appropriate for lines of business where there is limited actual loss data and/or a relatively less stable pattern of loss emergence.  For additional details on the B-F method, see “IV. Selected Excerpts from Allied World’s 2014 10-K Disclosure — Expected Loss Ratio Method” and “— B-F Method.”

These actuarial methods may be inappropriate for lines of business with very low frequency and high severity and in certain specific situations, such as catastrophe losses.  In such situations, specific knowledge of the open claims, the underlying exposures, ceded reinsurance, litigation trends, the types of coverages involved and the changes in the frequency or severity of the claim may be used to establish reserves.

Multiple estimates of ultimate losses using a variety of actuarial methods are calculated for many of our classes of business for each year of loss experience.  Our actuaries review each class of business and each year of loss experience and determine the most appropriate point estimate based upon the characteristics of the particular class of business and other relevant factors as described above.  Once our actuaries make their determination of the most appropriate point estimate for each class of business and for each year of loss experience, both gross and net of reinsurance, this information is aggregated and presented to management for consideration in establishing the recorded reserves for losses and loss expenses.

Limitations of the Reserving Processes

Reserving actuaries, especially in personal lines and mid-market commercial lines companies, often employ standard actuarial loss development methods to project ultimate losses from triangles of paid and reported losses.  These methods rely on an assumption that losses develop consistently from one year to the next, and for the expected loss ratio and B-F methods, on the assumption that an initial expected loss ratio and expected emergence pattern can be accurately selected.  However, Allied World writes complex lines of business, including excess casualty insurance and reinsurance, which often do not have the consistent patterns of reported losses that personal lines and mid-market commercial lines companies do.

Projections of ultimate losses require a significant amount of estimation and judgment based on a variety of factors.  We strongly caution against any assumption that standard loss projection techniques applied mechanically can alone be used to estimate ultimate losses for our data as the outcome of such a simplistic approach would lead to misleading results and inaccurate conclusions.  Reasons to avoid simplistic projections include:

•                                          Allied World has only been in existence since November 2001 and many of our GLTs lack sufficient actuarial credibility to project ultimate losses and do not have the history to accurately estimate the development of losses beyond ten years.

•                                          As many of our casualty lines can have relatively low frequency and relatively high severity losses, the absence or emergence of only a few losses can distort our paid and reported GLTs.

•                                          Our casualty insurance with lower attachment points has been generally growing faster than our casualty insurance with higher attachment points.  The changing mix in attachment points can cause historical loss development not to be appropriate for estimating future loss development.

•                                          Our casualty insurance written on an occurrence policy form has been generally growing faster than our casualty insurance not written on an occurrence policy form.  The changing mix of policy forms can cause historical loss development not to be appropriate for future loss development.

•                                          Some of our largest reinsurance treaties have special characteristics, such as loss corridors, annual aggregate deductibles or swing-rated premiums that cannot be considered in a simplistic aggregate projection.

•              We have had changes in our underwriting philosophy over time, exiting or paring back some classes of business and in other classes changing coverage terms and conditions.

•              Losses develop differently for different classes of business.  The aim of the GLTs contained herein is to present our loss development experience in an informative format, while protecting proprietary Company information.  Accordingly, we do not show our 160+ reserving classes, but rather have aggregated them into ten classes, which represent different geographies, pricing environments, legislative climates and policy forms and which will not be as homogeneous as our actual reserving classes would be if reported individually.

•              Paid loss development patterns are considerably longer than the corresponding reported loss development patterns and can produce for many of our classes of business extremely volatile indications, particularly within the first several years of development.

•              For many classes of business, pricing conditions have changed in recent years.  The extrapolation of losses and loss expense ratios from prior periods to current periods might not be appropriate.

In addition to these factors, financial turmoil in a particular geography or the effects of inflation (as discussed in more detail below) could adversely impact our ultimate losses and cause our projections and judgments regarding our expected loss reserves to differ materially from the ultimate losses we may incur.

Financial and Housing Markets — Worldwide financial and housing markets have experienced volatility and disruption in recent years.  As a result of the global credit crisis in 2007 through 2009, the following reserving classes have been impacted:

•              direct insurance professional liability lines (primarily the 2007 and 2008 report years), and

•              reinsurance professional liability lines (primarily the 2006 through 2008 treaty years).

These reported claims have caused higher reported losses and ALAE ratios for these years compared to other years at similar stages of development.  As a result, the ultimate loss development patterns on these years may differ from other years.  The uncertainty is increased by the fact that we often have relatively high average attachment points for many of these potential credit crisis-related claims for our direct insurance business and by the fact that we often provide D&O side A cover.  On side A cover, we are required to provide coverage to directors and officer for claims alleging negligence or malfeasance if such claims are not indemnified by the insured.

Our reserves for these lines of business are based on a detailed analysis of all open claims that considers attachment points, exposed limits, coverage provided and litigation trends as well as quarterly, in-depth discussions with members of our claims department and underwriting staff.

Inflation — Losses and loss expense reserves can be impacted by social and judicial inflation.  Higher than expected inflation can negatively impact the costs of claims as it may cause an increase in frequency (the number of actual claims) and severity (the average claim size).  Though our reserving techniques factor in inflation through the use of expected loss ratios derived from our pricing models, which consider the effects of inflation, and through the use of industry loss development patterns that go back as far as 1984, losses and loss expense reserves can be impacted by unexpected changes in inflation rates.  We do not explicitly account for excessive inflation in our reserves.

Treaty Year Projections

Data organized by treaty year assigns claims and premiums to the year in which the assumed reinsurance contract incepted.  As such, a treaty year may cover claims spanning several accident years.  This has two primary implications for estimating ultimate loss reserves.  First, the payment and reporting patterns are generally slower to develop than for the data presented by accident year or report year.  This means that it is even more critical that premium-based reserving methods, such as the expected loss ratio method or the B-F method, are used for the more recent years rather than loss development methods that can be distorted by small movements in actual paid or reported loss activity due to the application of large loss development factors.  Second, treaty years for which premium is not fully earned require an adjustment to the indicated reserves to reflect only the portion of the ultimate treaty year losses that are associated with losses that have occurred prior to the evaluation date.  This is typically done by developing an ultimate loss ratio estimate for the full treaty year and applying this loss ratio to the earned premiums from the treaty year.

II.            RECONCILIATION OF GLOBAL LOSS TRIANGLES TO DECEMBER 31, 2014 FINANCIAL STATEMENTS

The tables below provide a reconciliation of our presented GLTs to our audited financial statements as of and for the year ended December 31, 2013 and 2014, respectively.

(Expressed in U.S. dollars in thousands)

Paid Losses and Paid LAE in 2013 Calendar Year

Consolidated GLTs — net paid losses and ALAE(1)	$975,101
Paid losses and paid ALAE from excluded catastrophes	82,526
Paid ULAE	32,904
Foreign exchange and other	(876)
Paid losses and paid LAE in 2013 calendar year per 10-K	$1,089,656

Paid Losses and Paid LAE in 2014 Calendar Year

Consolidated GLTs — net paid losses and ALAE(1)	$1,099,637
Paid losses and paid ALAE from excluded catastrophes	34,662
Paid ULAE	36,335
Foreign exchange and other	2,727
Paid losses and paid LAE in 2014 calendar year per 10-K	$1,173,361

Incurred Losses and Incurred LAE in 2013 Calendar Year

Consolidated GLTs — net reported losses and ALAE(1)	$1,017,327
Reported losses and reported ALAE from excluded catastrophes	31,051
Reported ULAE	32,904
Change in IBNR	37,395
Foreign exchange and other	4,565
Incurred losses and incurred LAE in 2013 calendar year per 10-K	$1,123,242

Incurred Losses and Incurred LAE in 2014 Calendar Year

Consolidated GLTs — net reported losses and ALAE(1)	$1,125,867
Reported losses and reported ALAE from excluded catastrophes	2,283
Reported ULAE	36,335
Change in IBNR	22,500
Foreign exchange and other	12,205
Incurred losses and incurred LAE in 2014 calendar year per 10-K	$1,199,190

1.             Excludes losses from the following catastrophes: 2004 Hurricanes/Tropical Storms Charlie, Frances, Jeanne and Ivan; 2005 Hurricanes/Tropical Storms Katrina, Rita and Wilma; 2008 Hurricanes/Tropical Storms Gustav and Ike; 2010 Chilean Earthquake; 2011 Japanese Earthquake/Tsunami; 2012 Superstorm Sandy.

III.                              GLOBAL LOSS TRIANGLES

Basis of Presentation

For the basis of this presentation, we have split our data into ten classes of GLTs, five for our direct insurance business and five for our reinsurance business.  They are listed below:

Direct Insurance Business	Reinsurance Business
• Property	• Property Catastrophe
• General Casualty	• Property Per Risk
• Professional Liability Lines	• General Casualty
• Healthcare	• Professional Liability Lines
• Specialty Lines	• Specialty Lines Reinsurance

•                                          Our direct insurance general casualty business contains a mix of claims-made, occurrence-reported and occurrence policy forms.

General Casualty

Distribution of Gross Premiums Written

Underwriting Year	Claims-Made	Occurrence- Reported	Occurrence	Total

2002	20.3%	33.3%	46.4%	100.0%
2003	14.4%	38.8%	46.8%	100.0%
2004	19.4%	38.8%	41.8%	100.0%
2005	12.9%	37.2%	49.9%	100.0%
2006	14.6%	33.9%	51.5%	100.0%
2007	16.2%	35.7%	48.1%	100.0%
2008	15.5%	30.4%	54.2%	100.0%
2009	10.9%	22.1%	67.0%	100.0%
2010	11.4%	19.2%	69.4%	100.0%
2011	11.0%	15.1%	73.9%	100.0%
2012	9.4%	13.0%	77.6%	100.0%
2013	8.5%	10.7%	80.8%	100.0%
2014	11.3%	8.5%	80.2%	100.0%

•                                          Our direct insurance specialty lines business includes aviation, surety, trade credit and marine cargo.

•                                          Our reinsurance business classified as “specialty lines reinsurance” includes accident and health, workers’ compensation catastrophe coverage, aviation, crop and marine.

•                                          Our reinsurance business is presented separately from our direct insurance business as we show the reinsurance classes on a treaty year basis.  Many reinsurance treaties do not provide sufficient detail to split losses and loss adjustment expenses accurately by accident year or report year.

•                                          Our ten classes were selected to create categories that were relatively homogeneous yet were not so small as to have insufficient actuarial credibility.

•                                          Our GLTs are presented in thousands of U.S. dollars, reflecting conversions from local currencies based upon the date on which the transactions were entered into the Company’s systems.

Description of Data Presented

For each class of business, earned premiums are presented both gross and net of external reinsurance, with intercompany reinsurance transactions not being reflected in the GLTs.  For classes of business within our reinsurance lines, these premiums are presented on a treaty year basis.  For all other classes of business, the net earned premiums are presented on a calendar year basis.  GLTs that show cumulative paid losses and ALAE, gross and net of reinsurance, are presented for each class of business.  In addition, we present GLTs of cumulative reported losses and ALAE (paid plus case reserves), gross and net of reinsurance, for each class of business.  For the reinsurance classes of business, the GLTs are presented on a treaty year basis.  For direct insurance business, property classes of business are presented on an accident year basis.  Our general casualty classes of business are a blend of policies where losses can be triggered by either report date or accident date, so the paid and reported losses are a blend of report year and accident year data.  The remaining casualty classes of business, including professional liability and healthcare, are presented on a report year basis.  These conventions match the standard industry reserving practices for reinsurance and direct insurance, respectively.

Case reserves for Allied World’s reinsurance classes are generally established based upon reports received from ceding companies as we generally “follow their fortunes.”  Additional case reserves may be established by Allied World to reflect our estimated ultimate cost of a loss.  Any such additional case reserves have been included in the presented reinsurance GLTs.

The premiums in our reinsurance lines are often based upon estimates by the ceding companies.  At the end of the treaty year, these estimates will be replaced by actual premiums.  In addition, some of our reinsurance treaties may have premiums that are swing-rated subject to reinstatement premiums.  The presented premium data is subject to future adjustments, either upwards or downwards, based upon these factors.

Large Losses

Loss development associated with the following six groups of catastrophic losses have been excluded from the GLTs for all lines except for property catastrophe reinsurance: (1) 2004 hurricanes, (2) 2005 hurricanes, (3) 2008 hurricanes, (4) 2010 Chilean Earthquake, (5) 2011 Japanese Earthquake/Tsunami and (6) 2012 Superstorm Sandy.  These events have been excluded from the GLTs due to their magnitude in order to avoid distortions in the development factors and indicated reserve levels.  Reserves for these events are not based on aggregate development statistics, but rather on ground-up, exposure-based assessments reflecting information provided by insureds and cedents on an insurance policy-by-policy and reinsurance contract-by-contract basis.  Separate information is provided on these catastrophic events including gross and net paid losses, reported losses and IBNR as of December 31, 2014.

GLT Class Details

Insurance Lines of Business

Property — Our property insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 13 and 18).  The vast majority of the ceded reinsurance we have purchased for our direct property class of business is written as quota share reinsurance, with a smaller portion written as facultative reinsurance.  We have not removed losses associated with recoveries from any catastrophe covers as we have excluded major catastrophes already from the data.  The major catastrophes removed from our property insurance GLTs, as well as from our “property per risk reinsurance” and our “specialty lines reinsurance” GLTs discussed below, include:

•                                          2004 — Hurricanes/Tropical Storms Charlie, Frances, Jeanne and Ivan;

•                                          2005 — Hurricanes/Tropical Storms Katrina, Rita and Wilma;

•                                          2008 — Hurricanes/Tropical Storms Gustav and Ike;

•                                          2010 — Chilean Earthquake;

•                                          2011 — Japanese Earthquake/Tsunami; and

•                                          2012 — Superstorm Sandy.

It should be noted that we removed all property losses associated with these events, even after such storms may have weakened and moved inland.  For our property insurance GLTs, the total amounts excluded from these storms are as follows:

	Gross		Net of Reinsurance
	Paid	Reported	Paid	Reported
	(Dollars in Millions)		(Dollars in Millions)
2004 Events	$170.5	$170.5	$148.8	$148.8
2005 Events	$458.7	$459.0	$191.4	$191.5
2008 Events	$97.9	$97.9	$62.0	$62.0
2010 Events	$65.9	$65.9	$50.5	$50.5
2011 Events	$54.4	$54.7	$38.6	$38.8
2012 Events	$109.7	$117.7	$86.8	$92.7

Our property book of business has shifted over time.  Over the last several years, we have de-emphasized energy classes of business, which included such industry classes as mining, chemical plants, pulp and paper manufacturing and refiners.  In addition, our Bermuda property book of business (which is included in the property insurance GLTs) has evolved from largely being a primary insurance account based book of business to where we now write many accounts on an excess basis.

General Casualty — Our general casualty insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 14 and 19).  Our Bermuda and European casualty books of business are comprised largely of Fortune 1000-type accounts with generally high attachment points with medians between $80 million and $100 million.  Historically, about 64% to 66% of the earned premiums have come from occurrence policies.  This percentage grew to 80% in 2014 as our business mix has shifted to more occurrence business.  The vast majority of the ceded reinsurance we have purchased for the casualty class of business has been either quota share reinsurance or surplus treaty reinsurance.  The general casualty book has changed over time, with pharmaceutical and energy classes being de-emphasized in Bermuda and with the business underwritten in the United States (which generally has a lower attachment point profile) shrinking in the 2005-2007 calendar years and growing in the 2008-2014 calendar years.

Professional Liability Lines — Our professional liability lines insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 15 and 20).  Professional liability lines include directors and officers liability, errors & omissions liability, D&O side A cover, employment practices liability insurance, crime and fiduciary liability business.  Similar to our casualty lines of business, many of our Bermuda and European professional liability lines are comprised of Fortune 1000 and FTSE 1000-type accounts with generally high attachment points with medians between $80 million and $100 million.  It is not uncommon for the Company to “ventilate” an account, which means the Company underwrites two excess layers with differing attachment points.  Our professional liability book underwritten in the United States has a very different profile, with a portion of the business underwritten on a primary basis for smaller, non-Fortune 1000 accounts.  Common classes include insurance agencies, psychologists/counselors and smaller law firms.  Our professional liability lines book of business, excluding crime, is written on claims-made and occurrence-reported basis and virtually none of this business is written on an occurrence basis (regardless of where it is written).  Crime insurance is written on a losses discovered basis.

Healthcare — Our healthcare insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 16 and 21).  Our healthcare book of business is written on a claims-made and occurrence-reported basis and has virtually no business written on occurrence policy forms.  The Bermuda healthcare group writes gross lines of up to $25 million, with average attachment points of around $45 million.  This business is largely comprised of large hospitals, but does include managed care organizations and healthcare systems.  The healthcare business underwritten in the United States has a much lower attachment point profile than the Bermuda book of business, with much of the U.S. business being written on a primary basis.  It includes smaller hospitals and hospital systems, managed care organizations and medical facilities such as home care providers, specialized surgery and rehabilitation centers, and outpatient clinics.  Our Bermuda business also writes some accounts on a primary basis, although typically over a large deductible.

Specialty Lines — Our specialty lines insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 17 and 22).  Our specialty lines book includes aviation, surety, trade credit and marine cargo lines of business.  Our aviation line writes a combination of airlines, aerospace and general aviation.  It writes gross lines up to $85 million but with much smaller net lines. Our surety line targets contractors and writes (on a per bond basis) gross limits up to $20 million and net lines up to $10 million.  Our trade credit line targets exporters, importers, financial institutions, contractors and investors.

Reinsurance Lines of Business

Property Catastrophe — Our property catastrophe reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 23 and 28).  This business is excess-of-loss property catastrophe reinsurance.  Typically, it has a relatively short tail.

Property Per Risk — Our property per risk reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 24 and 29).  This line contains our entire property reinsurance book of business, excluding property catastrophe coverages, and is written as either excess-of-loss reinsurance or quota share reinsurance.

General Casualty — Our general casualty reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 25 and 30).  This business is essentially comprised of any business that does not fit into the other casualty classes.  It is largely umbrella casualty business that contains some workers’ compensation business.  This business can be written as either excess-of-loss reinsurance or quota share reinsurance.

Professional Liability Lines — Our professional liability lines reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 26 and 31).  This business is largely written on a claims-made basis.  Lines of business include employment practices liability insurance, medical malpractice, directors and officers, errors and omissions and miscellaneous professional classes and transactional risk liability.  Some of our larger treaties can have complex structures, including swing-rated premiums, loss corridors and annual aggregate deductibles.  This business is written as either excess-of-loss reinsurance or quota share reinsurance.

Specialty Lines — Our specialty lines reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 27 and 32).  This business is a mixture of miscellaneous lines including accident and health (which is predominantly catastrophe driven), workers’ compensation catastrophe, aviation, crop and marine.  The marine treaties were impacted by various hurricanes (specifically Ivan, Katrina, Rita, Ike and Gustav) that went through the Gulf of Mexico.

For our specialty lines reinsurance and property per risk GLTs, the total amounts excluded from the 2004, 2005, 2008, 2010, 2011 and 2012 events discussed above are as follows:

	Gross		Net of Reinsurance
	Paid	Reported	Paid	Reported
	(Dollars in Millions)		(Dollars in Millions)
2004 Events	$38.5	$38.5	$38.5	$38.5
2005 Events	$94.0	$94.4	$87.0	$87.5
2008 Events	$1.6	$2.8	$1.6	$2.8
2010 Events	$0.1	$0.8	$0.1	$0.8
2011 Events	$0.1	$0.4	$0.1	$0.4
2012 Events	$22.8	$28.3	$22.8	$28.3

December 2014 Global Loss Triangles - North American and Global Markets Segments

Excluding large losses

U.S. dollars in thousands

Property Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	2,584	29,354	46,287	51,590	56,582	56,687	56,776	56,675	56,700	56,701	56,701	56,701	56,709
2003	50,572	136,299	198,801	217,328	218,048	217,531	221,698	221,688	221,846	221,814	221,834	221,827
2004	38,251	153,141	203,006	217,517	229,205	232,011	233,997	234,829	237,674	238,234	238,264
2005	91,198	228,634	308,207	354,253	366,892	365,434	367,337	365,380	371,504	369,422
2006	30,040	103,621	172,546	201,132	208,659	210,277	212,916	218,960	218,053
2007	43,151	129,076	169,655	186,261	191,756	199,710	214,911	213,399
2008	75,528	155,973	198,875	210,168	218,452	223,365	223,581
2009	24,044	64,420	74,513	77,316	80,185	80,135
2010	44,677	107,035	128,647	142,847	147,201
2011	52,142	115,929	167,463	178,161
2012	21,849	55,504	68,332
2013	37,145	82,180
2014	49,596

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	18,005	55,432	58,559	59,169	57,437	56,848	57,987	56,707	56,700	56,701	56,701	56,701	56,709
2003	146,467	208,054	228,434	232,111	227,106	224,146	222,856	222,651	222,550	222,481	222,501	222,494
2004	132,453	223,557	246,425	247,612	244,839	239,798	238,060	235,425	238,232	238,809	238,876
2005	224,245	353,712	382,922	384,183	382,139	370,420	368,929	366,287	371,875	369,684
2006	157,140	225,124	235,681	222,453	219,524	215,327	217,148	222,291	219,798
2007	189,533	227,570	227,509	220,583	221,004	220,826	223,190	221,521
2008	263,049	265,851	240,547	229,376	226,406	224,528	223,998
2009	89,871	89,436	88,222	85,366	82,359	81,818
2010	114,296	156,421	155,810	151,297	150,789
2011	156,246	188,552	186,102	187,879
2012	72,725	81,044	79,279
2013	91,583	107,936
2014	139,140

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	9%	28%	30%	30%	29%	29%	30%	29%	29%	29%	29%	29%	29%
2003	30%	43%	47%	48%	47%	46%	46%	46%	46%	46%	46%	46%
2004	23%	40%	44%	44%	43%	42%	42%	42%	42%	42%	42%
2005	47%	74%	80%	81%	80%	78%	77%	77%	78%	78%
2006	36%	51%	53%	50%	50%	49%	49%	50%	50%
2007	45%	54%	54%	52%	52%	52%	53%	52%
2008	74%	74%	67%	64%	63%	63%	63%
2009	33%	33%	32%	31%	30%	30%
2010	49%	67%	67%	65%	65%
2011	69%	84%	82%	83%
2012	28%	31%	30%
2013	32%	37%
2014	44%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	196,237	56,709	—	56,709	—	56,709	28.9%	—
2003	483,719	221,827	667	222,494	167	222,662	46.0%	835
2004	565,327	238,264	613	238,876	128	239,004	42.3%	740
2005	476,481	369,422	262	369,684	1,589	371,273	77.9%	1,851
2006	441,138	218,053	1,745	219,798	465	220,264	49.9%	2,211
2007	423,468	213,399	8,122	221,521	1,056	222,577	52.6%	9,178
2008	357,588	223,581	416	223,998	84	224,082	62.7%	500
2009	272,873	80,135	1,683	81,818	573	82,392	30.2%	2,257
2010	233,716	147,201	3,587	150,789	1,895	152,684	65.3%	5,482
2011	225,599	178,161	9,718	187,879	2,060	189,938	84.2%	11,778
2012	260,347	68,332	10,947	79,279	3,248	82,528	31.7%	14,195
2013	288,689	82,180	25,756	107,936	11,820	119,756	41.5%	37,576
2014	314,336	49,596	89,544	139,140	35,721	174,861	55.6%	125,265

Total	4,539,516	2,146,860	153,061	2,299,922	58,807	2,358,729	52.0%	211,869

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

General Casualty Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887	32,509	47,524
2003	0	461	16,019	18,500	29,401	55,140	57,458	57,463	57,487	57,534	58,354	58,446
2004	0	21	90	634	5,507	8,516	19,470	24,754	31,861	35,183	42,687
2005	15	26,548	31,396	63,544	65,785	118,117	118,386	120,531	121,513	121,544
2006	—	274	2,591	34,249	84,696	108,738	108,776	108,837	110,379
2007	107	7,235	9,707	13,553	26,963	29,224	30,500	33,784
2008	1,319	8,351	26,339	47,500	53,168	56,203	120,945
2009	309	8,309	36,402	60,422	72,065	77,530
2010	1,045	61,109	132,702	141,538	154,763
2011	8,380	28,876	66,220	110,037
2012	8,699	49,617	96,230
2013	15,162	57,715
2014	19,219

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	1,429	618	989	552	6,299	15,616	16,506	17,369	23,361	22,058	32,290	45,256	55,760
2003	23	13,124	25,852	33,579	58,980	59,141	57,667	57,575	57,537	57,534	58,484	58,476
2004	1,007	540	816	915	7,822	24,831	25,154	34,193	35,432	43,150	56,754
2005	30,852	109,619	113,339	119,923	124,573	124,781	123,362	149,613	137,571	137,844
2006	165	30,097	39,318	90,005	92,725	108,758	108,816	110,876	110,379
2007	4,131	15,419	15,970	32,500	37,670	38,733	37,800	37,010
2008	8,193	26,768	52,114	52,723	56,855	70,897	121,524
2009	1,876	35,225	49,792	70,495	83,552	81,819
2010	70,055	131,974	159,214	165,337	174,752
2011	34,513	109,349	160,328	173,741
2012	57,620	91,112	138,999
2013	56,177	99,242
2014	61,255

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%	51%	63%
2003	0%	5%	10%	13%	23%	23%	22%	22%	22%	22%	23%	23%
2004	0%	0%	0%	0%	2%	7%	8%	10%	11%	13%	17%
2005	10%	37%	38%	40%	42%	42%	41%	50%	46%	46%
2006	0%	11%	14%	33%	34%	39%	40%	40%	40%
2007	2%	6%	6%	12%	14%	15%	14%	14%
2008	3%	11%	21%	22%	23%	29%	50%
2009	1%	13%	19%	27%	32%	31%
2010	24%	45%	55%	57%	60%
2011	10%	33%	48%	52%
2012	14%	22%	34%
2013	10%	18%
2014	9%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	47,524	8,236	55,760	7,235	62,994	71.5%	15,470
2003	257,017	58,446	30	58,476	23,357	81,833	31.8%	23,387
2004	332,389	42,687	14,067	56,754	34,617	91,371	27.5%	48,684
2005	297,511	121,544	16,300	137,844	45,906	183,750	61.8%	62,206
2006	275,405	110,379	—	110,379	39,793	150,172	54.5%	39,793
2007	264,680	33,784	3,225	37,010	45,809	82,819	31.3%	49,034
2008	243,673	120,945	579	121,524	47,033	168,557	69.2%	47,612
2009	265,068	77,530	4,289	81,819	78,582	160,401	60.5%	82,872
2010	290,498	154,763	19,989	174,752	105,788	280,540	96.6%	125,777
2011	333,193	110,037	63,704	173,741	131,685	305,425	91.7%	195,389
2012	410,539	96,230	42,769	138,999	168,979	307,977	75.0%	211,748
2013	540,110	57,715	41,528	99,242	279,906	379,148	70.2%	321,433
2014	656,303	19,219	42,036	61,255	372,181	433,436	66.0%	414,217

Total	4,254,436	1,050,802	256,753	1,307,555	1,380,869	2,688,424	63.2%	1,637,622

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Professional Liability Lines Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538	62,538	62,540
2003	20	80	603	802	6,002	16,936	17,238	26,397	26,479	27,620	27,634	28,261
2004	15	683	7,406	29,477	30,403	39,004	48,452	48,571	48,702	48,721	48,766
2005	95	3,328	7,370	23,528	24,320	44,267	44,547	44,851	66,526	66,685
2006	296	6,850	44,815	59,330	88,030	97,134	111,154	121,125	174,147
2007	1,401	12,296	41,310	66,992	77,189	91,900	97,010	98,165
2008	2,750	22,943	46,656	103,602	162,592	193,830	211,287
2009	6,051	31,866	52,805	68,042	91,771	125,441
2010	9,628	43,547	70,837	97,257	121,100
2011	15,377	70,623	147,005	176,964
2012	17,676	76,777	137,900
2013	11,317	59,402
2014	15,145

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	2,010	7,062	23,775	28,000	47,706	60,648	59,930	59,944	59,984	62,538	62,538	62,540
2003	60	243	858	6,255	33,468	41,460	44,712	42,038	43,597	43,237	50,759	67,580
2004	434	1,692	8,106	32,701	55,437	55,592	61,361	60,795	60,926	55,930	55,975
2005	3,931	15,625	48,363	51,426	50,281	58,062	58,190	59,136	67,575	76,773
2006	41,225	52,944	92,820	120,819	133,887	185,213	184,305	177,967	179,075
2007	11,223	47,137	111,624	143,673	135,584	124,918	129,073	136,781
2008	17,483	86,164	126,011	175,230	214,566	223,464	232,329
2009	20,752	62,075	79,290	92,922	160,122	190,773
2010	30,731	70,628	107,204	119,358	141,303
2011	47,123	120,843	195,734	220,619
2012	47,124	168,886	267,349
2013	45,849	104,557
2014	43,123

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%	105%	105%
2003	0%	0%	0%	3%	14%	17%	19%	18%	18%	18%	21%	28%
2004	0%	1%	3%	10%	17%	17%	19%	19%	19%	17%	17%
2005	1%	4%	14%	15%	14%	16%	17%	17%	19%	22%
2006	10%	13%	23%	31%	34%	47%	47%	45%	45%
2007	3%	11%	26%	33%	31%	29%	30%	32%
2008	4%	19%	28%	38%	47%	49%	51%
2009	4%	12%	16%	18%	32%	38%
2010	6%	15%	23%	25%	30%
2011	10%	25%	41%	46%
2012	9%	32%	51%
2013	8%	18%
2014	7%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,540	—	62,540	2,159	64,698	108.6%	2,159
2003	237,656	28,261	39,319	67,580	9,608	77,188	32.5%	48,927
2004	321,801	48,766	7,209	55,975	14,463	70,438	21.9%	21,672
2005	352,174	66,685	10,088	76,773	22,067	98,840	28.1%	32,155
2006	395,104	174,147	4,928	179,075	23,499	202,573	51.3%	28,427
2007	431,009	98,165	38,616	136,781	28,667	165,448	38.4%	67,283
2008	457,068	211,287	21,042	232,329	77,742	310,071	67.8%	98,784
2009	506,027	125,441	65,332	190,773	53,324	244,097	48.2%	118,656
2010	475,071	121,100	20,204	141,303	120,704	262,007	55.2%	140,908
2011	475,741	176,964	43,655	220,619	155,280	375,899	79.0%	198,935
2012	523,494	137,900	129,449	267,349	200,107	467,456	89.3%	329,556
2013	568,088	59,402	45,154	104,557	293,883	398,439	70.1%	339,037
2014	585,737	15,145	27,977	43,123	343,027	386,150	65.9%	371,005

Total	5,388,527	1,325,802	452,973	1,778,775	1,344,528	3,123,304	58.0%	1,797,501

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Healthcare Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027	8,027	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203	23,682	24,210
2004	2	852	5,892	9,738	12,694	13,229	13,379	13,786	15,325	16,432	17,060
2005	277	2,861	4,941	10,255	11,122	11,692	13,475	13,647	14,205	15,012
2006	381	4,009	5,864	12,839	16,034	19,443	22,350	22,403	22,478
2007	944	7,190	17,307	20,125	23,303	32,100	41,666	42,528
2008	793	9,776	18,469	28,147	34,461	37,679	40,462
2009	6,586	16,658	27,046	38,893	65,611	104,218
2010	2,139	12,035	32,320	51,166	69,401
2011	1,952	15,628	58,652	96,232
2012	1,917	19,552	47,615
2013	3,334	21,868
2014	1,638

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027	8,027	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905	24,294	24,893
2004	1,849	6,406	12,190	14,720	14,999	16,045	15,928	15,944	17,967	16,524	17,064
2005	5,566	11,649	15,497	14,435	13,384	13,710	14,639	15,443	15,803	15,283
2006	5,666	11,753	13,222	17,022	19,082	24,650	23,322	23,184	22,478
2007	3,773	15,281	24,537	37,172	39,822	45,816	44,230	44,551
2008	3,801	19,115	33,315	40,238	45,251	46,688	47,868
2009	10,999	29,590	48,289	72,916	97,231	110,718
2010	11,731	38,553	77,291	83,261	86,459
2011	10,479	50,825	100,134	121,351
2012	15,082	56,582	79,464
2013	10,764	83,143
2014	7,843

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%	20%	20%
2003	0%	15%	27%	27%	27%	31%	30%	31%	31%	34%	32%	33%
2004	2%	5%	10%	12%	12%	13%	13%	13%	15%	14%	14%
2005	4%	9%	11%	11%	10%	10%	11%	11%	12%	11%
2006	4%	8%	9%	11%	13%	16%	16%	15%	15%
2007	3%	10%	17%	25%	27%	31%	30%	30%
2008	2%	11%	20%	24%	27%	27%	28%
2009	6%	15%	24%	37%	49%	56%
2010	5%	17%	35%	37%	39%
2011	5%	22%	44%	53%
2012	6%	24%	33%
2013	5%	36%
2014	4%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	—	8,027	20.1%	—
2003	76,140	24,210	682	24,893	1,016	25,909	34.0%	1,699
2004	120,800	17,060	4	17,064	1,479	18,543	15.4%	1,483
2005	136,577	15,012	271	15,283	2,568	17,851	13.1%	2,839
2006	150,401	22,478	0	22,478	2,383	24,861	16.5%	2,383
2007	147,720	42,528	2,022	44,551	5,216	49,766	33.7%	7,238
2008	170,600	40,462	7,406	47,868	8,118	55,986	32.8%	15,524
2009	197,314	104,218	6,500	110,718	10,402	121,121	61.4%	16,903
2010	222,171	69,401	17,058	86,459	25,601	112,060	50.4%	42,659
2011	228,445	96,232	25,118	121,351	34,031	155,382	68.0%	59,150
2012	237,910	47,615	31,849	79,464	64,344	143,808	60.4%	96,193
2013	233,745	21,868	61,275	83,143	91,439	174,582	74.7%	152,714
2014	205,262	1,638	6,204	7,843	122,769	130,612	63.6%	128,973

Total	2,166,988	510,750	158,390	669,140	369,367	1,038,507	47.9%	527,757

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Specialty Lines Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—
2012	—	202	2,820
2013	324	7,413
2014	22,178

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—
2012	—	210	3,250
2013	420	9,891
2014	29,385

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002
2003
2004
2005
2006
2007
2008
2009
2010	0%	0%	0%	0%	0%
2011	0%	0%	0%	0%
2012	0%	2%	24%
2013	1%	29%
2014	40%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	—	—	—	—	—	—	0.0%	—
2003	—	—	—	—	—	—	0.0%	—
2004	—	—	—	—	—	—	0.0%	—
2005	—	—	—	—	—	—	0.0%	—
2006	—	—	—	—	—	—	0.0%	—
2007	—	—	—	—	—	—	0.0%	—
2008	—	—	—	—	—	—	0.0%	—
2009	—	—	—	—	—	—	0.0%	—
2010	153	—	—	—	—	—	0.0%	—
2011	3,124	—	—	—	—	—	0.0%	—
2012	13,763	2,820	430	3,250	111	3,361	24.4%	541
2013	33,696	7,413	2,478	9,891	11,957	21,848	64.8%	14,435
2014	73,524	22,178	7,207	29,385	27,983	57,368	78.0%	35,190

Total	124,260	32,411	10,116	42,526	40,051	82,577	66.5%	50,166

December 2014 Global Loss Triangles - North American and Global Markets Segments

Excluding large losses

U.S. dollars in thousands

Property Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	2,572	27,085	39,606	43,638	48,955	49,063	49,154	49,054	49,066	49,067	49,067	49,067	49,071
2003	49,208	118,094	163,485	175,303	175,715	175,379	179,293	179,283	179,378	179,392	179,412	179,410
2004	25,256	94,518	131,352	141,420	148,139	149,307	150,467	150,907	152,189	152,736	152,803
2005	40,373	99,880	138,713	161,091	165,024	165,290	166,393	164,486	167,270	166,962
2006	12,871	46,209	76,773	87,886	93,293	94,060	95,230	98,988	98,771
2007	20,325	62,106	79,511	86,918	89,091	94,204	101,836	101,156
2008	38,751	84,955	109,698	117,040	121,119	125,558	125,665
2009	15,993	42,846	50,242	53,634	54,424	54,457
2010	29,325	67,717	83,322	92,881	96,993
2011	31,764	79,873	119,623	128,865
2012	17,121	43,658	53,675
2013	29,985	66,434
2014	39,548

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	15,359	48,581	50,631	50,905	49,787	49,206	50,347	49,066	49,066	49,067	49,067	49,067	49,071
2003	130,863	173,192	187,840	187,279	182,859	180,769	179,873	179,676	179,641	179,619	179,638	179,636
2004	83,824	136,345	156,171	159,157	156,810	153,693	152,326	151,247	152,540	153,117	153,094
2005	99,789	152,456	173,462	173,122	172,390	167,846	167,108	164,600	167,408	167,069
2006	65,486	96,268	101,170	99,127	97,845	96,643	98,153	101,414	100,204
2007	91,985	107,261	107,409	105,592	105,695	105,889	107,814	106,996
2008	153,019	152,847	136,537	128,392	126,912	125,946	125,628
2009	59,002	61,631	60,966	60,584	55,866	55,584
2010	70,807	99,751	100,178	98,475	99,459
2011	109,473	134,352	133,262	135,886
2012	55,943	63,487	62,017
2013	76,222	86,914
2014	104,726

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	9%	28%	29%	30%	29%	29%	29%	29%	29%	29%	29%	29%	29%
2003	37%	49%	53%	53%	51%	51%	50%	50%	50%	50%	50%	50%
2004	25%	41%	47%	48%	47%	46%	46%	45%	46%	46%	46%
2005	44%	67%	76%	76%	76%	74%	74%	73%	74%	74%
2006	34%	50%	53%	52%	51%	51%	51%	53%	53%
2007	51%	59%	60%	59%	59%	59%	60%	59%
2008	88%	88%	79%	74%	73%	72%	72%
2009	41%	43%	43%	42%	39%	39%
2010	55%	78%	78%	77%	77%
2011	78%	96%	95%	97%
2012	30%	34%	34%
2013	38%	44%
2014	52%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	171,696	49,071	—	49,071	—	49,071	28.6%	—
2003	356,275	179,410	227	179,636	76	179,713	50.4%	303
2004	333,170	152,803	290	153,094	(39)	153,055	45.9%	252
2005	226,828	166,962	107	167,069	83	167,152	73.7%	190
2006	190,783	98,771	1,433	100,204	208	100,412	52.6%	1,641
2007	180,460	101,156	5,840	106,996	435	107,431	59.5%	6,275
2008	173,790	125,665	(37)	125,628	358	125,986	72.5%	321
2009	142,872	54,457	1,127	55,584	356	55,940	39.2%	1,483
2010	128,427	96,993	2,466	99,459	4,496	103,955	80.9%	6,962
2011	139,897	128,865	7,021	135,886	7,574	143,460	102.5%	14,594
2012	184,341	53,675	8,342	62,017	10,798	72,815	39.5%	19,140
2013	198,607	66,434	20,479	86,914	12,169	99,082	49.9%	32,648
2014	203,256	39,548	65,178	104,726	4,394	109,120	53.7%	69,572

Total	2,630,403	1,313,810	112,473	1,426,283	40,907	1,467,190	55.8%	153,380

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

General Casualty Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887	32,509	47,524
2003	0	461	16,018	18,499	29,401	55,139	57,457	57,462	57,486	57,533	58,350	58,422
2004	0	14	77	506	5,053	7,545	16,465	21,745	28,834	32,156	39,645
2005	15	26,496	31,126	60,576	62,700	93,736	93,977	95,881	96,746	96,775
2006	—	266	2,570	29,999	56,694	72,659	72,688	72,748	74,285
2007	90	6,212	7,646	11,171	23,180	25,344	26,630	28,240
2008	1,114	5,663	18,971	35,915	39,859	42,103	78,487
2009	308	5,891	25,347	45,889	53,478	57,537
2010	932	33,959	81,399	89,512	101,020
2011	6,911	24,609	51,559	84,515
2012	8,513	43,462	77,538
2013	14,231	49,484
2014	14,004

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	1,429	618	989	552	6,299	15,616	16,506	17,369	23,361	22,058	32,290	45,256	55,760
2003	23	13,124	25,852	33,578	58,980	59,140	57,666	57,574	57,536	57,533	58,480	58,452
2004	1,007	532	802	668	7,207	21,354	21,803	30,832	32,090	39,808	53,371
2005	30,852	85,663	89,087	95,511	100,049	100,281	98,800	123,397	112,804	113,070
2006	165	27,081	35,290	61,938	63,445	72,671	72,728	74,787	74,285
2007	4,081	13,364	13,836	28,498	31,557	32,539	31,970	31,398
2008	5,543	19,509	39,067	39,434	42,650	53,002	78,958
2009	1,875	23,928	32,781	51,965	60,412	59,277
2010	46,228	81,263	100,397	105,190	113,478
2011	29,292	67,676	105,550	117,733
2012	43,065	77,426	116,038
2013	47,253	85,812
2014	50,613

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%	51%	63%
2003	0%	6%	11%	14%	25%	25%	25%	25%	25%	25%	25%	25%
2004	0%	0%	0%	0%	3%	8%	8%	11%	12%	15%	20%
2005	13%	36%	38%	40%	42%	42%	42%	52%	48%	48%
2006	0%	13%	16%	29%	30%	34%	34%	35%	35%
2007	2%	7%	7%	15%	16%	17%	17%	16%
2008	3%	12%	24%	24%	26%	33%	49%
2009	1%	14%	19%	30%	35%	34%
2010	24%	42%	51%	54%	58%
2011	13%	30%	47%	53%
2012	16%	28%	42%
2013	13%	24%
2014	11%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	47,524	8,236	55,760	7,231	62,990	71.5%	15,466
2003	233,589	58,422	30	58,452	21,280	79,732	34.1%	21,310
2004	271,160	39,645	13,727	53,371	27,548	80,919	29.8%	41,274
2005	236,587	96,775	16,296	113,070	36,618	149,688	63.3%	52,913
2006	214,376	74,285	—	74,285	30,715	105,000	49.0%	30,715
2007	192,097	28,240	3,158	31,398	33,211	64,609	33.6%	36,369
2008	162,750	78,487	471	78,958	30,944	109,901	67.5%	31,414
2009	172,403	57,537	1,740	59,277	47,402	106,679	61.9%	49,142
2010	195,237	101,020	12,457	113,478	66,508	179,986	92.2%	78,965
2011	222,493	84,515	33,218	117,733	73,590	191,323	86.0%	106,808
2012	274,262	77,538	38,499	116,038	91,724	207,762	75.8%	130,224
2013	355,375	49,484	36,327	85,812	159,726	245,538	69.1%	196,054
2014	443,757	14,004	36,609	50,613	236,983	287,596	64.8%	273,592

Total	3,062,137	807,475	200,768	1,008,243	863,480	1,871,723	61.1%	1,064,248

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Professional Liability Lines Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538	62,538	62,540
2003	20	80	603	799	5,997	15,424	15,727	24,885	24,967	26,108	26,122	26,749
2004	15	681	7,403	29,464	30,384	38,983	48,431	48,537	48,664	48,681	48,725
2005	95	3,328	7,272	18,291	19,043	40,954	41,214	41,518	63,193	63,352
2006	266	4,296	34,123	48,611	70,853	79,956	93,976	103,946	155,841
2007	1,312	11,982	36,732	56,952	66,212	77,668	81,848	82,974
2008	2,728	20,856	38,433	81,913	130,144	154,778	170,812
2009	5,938	30,737	51,066	65,487	87,231	115,405
2010	9,575	43,251	69,631	93,515	112,462
2011	15,257	65,775	125,150	151,474
2012	17,643	72,702	125,251
2013	11,208	57,425
2014	14,545

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	2,010	7,062	23,775	28,000	47,706	60,648	59,930	59,944	59,984	62,538	62,538	62,540
2003	60	243	858	6,252	31,963	39,947	43,200	40,526	42,085	41,725	49,247	66,068
2004	434	1,690	8,102	32,688	55,417	55,570	61,340	60,761	60,888	55,890	55,934
2005	3,931	12,613	40,988	43,748	42,802	54,727	54,855	55,801	64,240	73,438
2006	41,109	40,424	77,728	97,820	112,069	162,521	161,730	159,555	160,436
2007	10,557	30,869	79,692	107,002	112,600	106,267	110,413	114,531
2008	15,136	72,016	104,703	144,350	174,781	182,616	186,339
2009	20,418	59,130	74,956	86,676	141,375	167,101
2010	30,527	68,384	101,151	111,877	130,615
2011	46,013	113,706	164,253	187,073
2012	45,869	154,392	219,967
2013	45,186	101,087
2014	41,319

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%	105%	105%
2003	0%	0%	0%	3%	14%	17%	19%	17%	18%	18%	21%	28%
2004	0%	1%	3%	11%	18%	18%	20%	20%	20%	18%	18%
2005	1%	4%	13%	13%	13%	17%	17%	17%	20%	22%
2006	12%	12%	23%	28%	33%	47%	47%	46%	47%
2007	3%	9%	23%	31%	32%	30%	32%	33%
2008	4%	21%	31%	42%	51%	53%	54%
2009	5%	15%	19%	22%	36%	43%
2010	9%	19%	28%	31%	37%
2011	13%	32%	47%	53%
2012	13%	42%	60%
2013	11%	26%
2014	10%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,540	—	62,540	2,159	64,698	108.6%	2,159
2003	232,141	26,749	39,319	66,068	9,358	75,426	32.5%	48,677
2004	304,642	48,725	7,209	55,934	13,686	69,621	22.9%	20,895
2005	326,766	63,352	10,086	73,438	21,184	94,622	29.0%	31,270
2006	343,955	155,841	4,595	160,436	22,149	182,585	53.1%	26,744
2007	350,081	82,974	31,557	114,531	24,998	139,529	39.9%	56,555
2008	342,038	170,812	15,527	186,339	61,926	248,265	72.6%	77,453
2009	387,530	115,405	51,696	167,101	43,684	210,784	54.4%	95,380
2010	355,437	112,462	18,152	130,615	86,521	217,135	61.1%	104,673
2011	352,026	151,474	35,599	187,073	98,966	286,039	81.3%	134,565
2012	365,086	125,251	94,716	219,967	117,014	336,981	92.3%	211,730
2013	393,010	57,425	43,662	101,087	179,414	280,500	71.4%	223,075
2014	421,011	14,545	26,775	41,319	236,172	277,491	65.9%	262,946

Total	4,233,281	1,187,554	378,894	1,566,448	917,229	2,483,677	58.7%	1,296,122

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Healthcare Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027	8,027	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203	23,682	24,210
2004	2	841	5,881	9,727	12,683	13,218	13,368	13,775	15,315	16,421	17,049
2005	237	2,681	4,577	9,493	10,026	10,549	11,912	12,068	12,622	13,423
2006	308	2,652	4,428	8,749	11,948	14,604	16,824	16,875	16,950
2007	934	6,029	15,608	18,396	21,564	25,807	35,089	35,936
2008	789	7,893	15,849	25,510	31,383	33,650	36,080
2009	4,581	14,167	24,510	35,976	54,691	77,317
2010	2,135	12,031	31,600	49,743	63,932
2011	1,923	15,082	51,054	81,843
2012	1,903	17,840	38,377
2013	3,244	15,258
2014	1,588

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027	8,027	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905	24,294	24,893
2004	1,846	6,395	12,054	14,584	14,863	15,909	15,917	15,933	17,957	16,514	17,053
2005	5,197	10,142	13,483	12,473	11,766	12,116	12,937	13,753	14,113	13,593
2006	4,267	8,926	10,239	12,740	14,827	17,791	17,796	17,657	16,950
2007	3,603	13,040	22,295	31,659	34,971	35,581	37,622	37,940
2008	3,786	16,754	29,522	35,794	38,252	39,607	39,769
2009	8,941	26,830	45,105	61,791	77,272	82,762
2010	11,044	37,863	69,498	76,309	77,576
2011	10,218	48,409	87,339	105,141
2012	15,061	46,588	65,631
2013	10,502	59,287
2014	7,267

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%	20%	20%
2003	0%	15%	27%	28%	27%	31%	31%	31%	32%	35%	32%	33%
2004	2%	6%	10%	13%	13%	14%	14%	14%	16%	14%	15%
2005	4%	9%	11%	11%	10%	10%	11%	12%	12%	11%
2006	3%	7%	8%	10%	12%	14%	14%	14%	14%
2007	3%	11%	19%	27%	30%	30%	32%	32%
2008	3%	13%	22%	27%	29%	30%	30%
2009	6%	18%	30%	41%	51%	55%
2010	6%	22%	41%	45%	46%
2011	6%	28%	50%	61%
2012	9%	26%	37%
2013	6%	34%
2014	5%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	—	8,027	20.1%	—
2003	75,002	24,210	682	24,893	1,014	25,907	34.5%	1,697
2004	114,883	17,049	4	17,053	1,479	18,532	16.1%	1,483
2005	118,565	13,423	170	13,593	2,566	16,159	13.6%	2,737
2006	124,024	16,950	0	16,950	2,299	19,249	15.5%	2,299
2007	117,774	35,936	2,004	37,940	4,342	42,282	35.9%	6,346
2008	131,428	36,080	3,689	39,769	6,656	46,426	35.3%	10,346
2009	150,183	77,317	5,445	82,762	7,751	90,513	60.3%	13,196
2010	170,003	63,932	13,644	77,576	18,695	96,271	56.6%	32,339
2011	173,748	81,843	23,298	105,141	23,502	128,643	74.0%	46,800
2012	176,483	38,377	27,254	65,631	46,933	112,565	63.8%	74,188
2013	173,347	15,258	44,029	59,287	67,698	126,984	73.3%	111,726
2014	158,161	1,588	5,679	7,267	93,197	100,464	63.5%	98,877

Total	1,723,504	429,990	125,899	555,888	276,133	832,022	48.3%	402,032

December 2014 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Specialty Lines Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—
2012	—	126	1,778
2013	189	5,214
2014	13,075

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—
2012	—	131	2,048
2013	245	6,720
2014	18,429

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002
2003
2004
2005
2006
2007
2008
2009
2010	0%	0%	0%	0%	0%
2011	0%	0%	0%	0%
2012	0%	1%	22%
2013	1%	28%
2014	39%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	—	—	—	—	—	—	0.0%	—
2003	—	—	—	—	—	—	0.0%	—
2004	—	—	—	—	—	—	0.0%	—
2005	—	—	—	—	—	—	0.0%	—
2006	—	—	—	—	—	—	0.0%	—
2007	—	—	—	—	—	—	0.0%	—
2008	—	—	—	—	—	—	0.0%	—
2009	—	—	—	—	—	—	0.0%	—
2010	153	—	—	—	—	—	0.0%	—
2011	2,470	—	—	—	—	—	0.0%	—
2012	9,471	1,778	270	2,048	60	2,109	22.3%	330
2013	24,246	5,214	1,506	6,720	9,888	16,608	68.5%	11,394
2014	47,544	13,075	5,353	18,429	17,811	36,239	76.2%	23,164

Total	83,884	20,068	7,129	27,197	27,759	54,956	65.5%	34,888

December 2014 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Catastrophe Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,786	59,259	60,040	60,489	60,852	61,286	61,324	61,738
2005	35,255	121,814	141,709	148,497	151,206	152,497	152,998	153,327	153,722	153,867
2006	710	8,912	9,671	9,829	9,903	9,917	9,917	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603	12,641	12,644
2008	15,798	26,979	30,619	32,007	33,204	33,596	33,677
2009	269	905	2,977	4,139	4,664	4,794
2010	3,798	54,580	76,523	86,082	95,651
2011	22,254	64,133	103,495	117,937
2012	26,282	65,659	77,277
2013	13,043	50,071
2014	32,418

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,325	60,712	61,073	60,889	61,110	61,373	61,373	61,748
2005	130,142	151,004	151,495	153,665	154,739	155,285	155,383	155,317	154,028	154,040
2006	3,275	9,580	9,885	10,172	10,131	10,136	10,131	10,141	10,122
2007	17,051	15,664	13,584	13,412	12,847	12,778	12,789	12,694
2008	31,318	32,595	33,106	33,901	33,952	33,896	33,823
2009	2,557	5,613	5,246	5,281	5,051	5,066
2010	32,490	86,547	103,457	100,107	102,928
2011	89,719	123,934	124,451	125,298
2012	55,315	84,386	83,920
2013	46,205	73,575
2014	69,124

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	9%	13%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%
2003	12%	12%	11%	11%	11%	12%	12%	12%	12%	12%	12%	12%
2004	60%	84%	87%	89%	89%	90%	90%	90%	90%	90%	91%
2005	180%	182%	183%	185%	187%	187%	187%	187%	186%	186%
2006	6%	14%	15%	15%	15%	15%	15%	15%	15%
2007	30%	22%	19%	18%	18%	18%	18%	17%
2008	63%	49%	49%	50%	51%	51%	50%
2009	4%	7%	6%	6%	6%	6%
2010	31%	64%	76%	73%	75%
2011	64%	63%	63%	63%
2012	31%	33%	33%
2013	19%	22%
2014	27%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	41,284	4,336	0	4,336	(0)	4,336	10.5%	—
2003	61,251	7,237	0	7,237	(0)	7,237	11.8%	0
2004	68,026	61,738	9	61,748	8	61,756	90.8%	18
2005	82,969	153,867	174	154,040	22	154,062	185.7%	196
2006	67,244	9,917	205	10,122	40	10,162	15.1%	245
2007	72,659	12,644	50	12,694	250	12,944	17.8%	300
2008	67,071	33,677	146	33,823	308	34,131	50.9%	454
2009	82,862	4,794	272	5,066	48	5,114	6.2%	320
2010	136,355	95,651	7,277	102,928	1,922	104,850	76.9%	9,199
2011	198,855	117,937	7,362	125,298	4,318	129,616	65.2%	11,679
2012	254,005	77,277	6,643	83,920	2,995	86,915	34.2%	9,638
2013	329,407	50,071	23,504	73,575	14,884	88,459	26.9%	38,388
2014	257,424	32,418	36,706	69,124	45,380	114,504	44.5%	82,086

Total	1,719,412	661,565	82,347	743,912	70,175	814,087	47.3%	152,523

December 2014 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Property Per Risk Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	1,994	14,146	21,254	24,533	26,202	27,034	27,241	27,550	27,573	27,588	27,587	28,446	28,447
2003	1,794	9,960	13,446	16,264	17,931	18,421	18,892	19,262	19,340	19,374	19,377	19,446
2004	949	7,461	11,995	14,439	15,598	17,294	17,210	17,405	17,442	17,490	17,527
2005	5,111	23,166	29,796	31,025	42,623	46,347	46,594	47,527	47,900	47,847
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924	29,785	29,862
2007	717	8,668	12,738	14,733	15,753	19,398	19,896	19,985
2008	3,920	10,738	12,479	14,966	15,195	15,210	15,708
2009	4,664	12,112	18,692	21,638	23,043	23,203
2010	5,835	20,289	29,650	32,846	34,570
2011	4,003	22,074	31,706	36,567
2012	5,422	31,365	44,911
2013	5,155	44,616
2014	10,880

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	3,082	17,552	26,185	27,026	27,589	27,756	27,588	27,715	27,606	27,628	27,603	28,448	28,448
2003	6,313	14,931	17,064	19,609	19,904	19,931	20,437	19,891	19,427	19,377	19,428	19,458
2004	7,729	9,571	14,654	16,236	16,650	17,180	17,493	17,538	17,528	17,858	17,893
2005	6,675	33,802	43,645	45,360	45,571	46,163	46,136	47,257	48,255	48,191
2006	9,307	23,794	30,449	30,525	30,085	30,377	30,259	30,121	29,945
2007	3,360	23,153	24,853	23,927	23,660	20,075	20,199	20,328
2008	9,627	15,156	15,746	16,123	16,068	15,801	16,079
2009	11,574	20,126	21,982	23,031	23,360	23,754
2010	13,219	34,080	36,749	35,946	35,640
2011	16,736	38,181	41,381	39,940
2012	19,163	43,213	52,947
2013	22,853	70,171
2014	28,476

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	17%	28%	41%	42%	43%	43%	43%	43%	43%	43%	43%	44%	44%
2003	19%	22%	24%	28%	29%	30%	31%	30%	29%	29%	29%	29%
2004	16%	13%	20%	22%	22%	23%	23%	23%	23%	24%	24%
2005	15%	43%	57%	59%	59%	60%	60%	61%	63%	63%
2006	19%	35%	45%	45%	44%	45%	44%	44%	44%
2007	14%	57%	60%	57%	56%	48%	48%	48%
2008	42%	46%	48%	49%	48%	48%	48%
2009	51%	58%	62%	65%	66%	67%
2010	39%	69%	72%	71%	70%
2011	38%	54%	59%	57%
2012	33%	43%	51%
2013	31%	57%
2014	33%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,249	28,447	1	28,448	0	28,448	44.3%	1
2003	66,185	19,446	12	19,458	5	19,463	29.4%	17
2004	75,094	17,527	366	17,893	183	18,075	24.1%	548
2005	77,036	47,847	345	48,191	187	48,378	62.8%	532
2006	68,058	29,862	82	29,945	41	29,986	44.1%	123
2007	41,919	19,985	343	20,328	171	20,499	48.9%	515
2008	33,175	15,708	370	16,079	190	16,269	49.0%	561
2009	35,338	23,203	551	23,754	302	24,056	68.1%	853
2010	51,026	34,570	1,071	35,640	941	36,581	71.7%	2,011
2011	69,663	36,567	3,372	39,940	3,608	43,547	62.5%	6,980
2012	104,533	44,911	8,037	52,947	10,977	63,925	61.2%	19,014
2013	122,638	44,616	25,555	70,171	17,749	87,920	71.7%	43,304
2014	85,528	10,880	17,596	28,476	26,936	55,412	64.8%	44,532

Total	894,444	373,569	57,701	431,270	61,290	492,560	55.1%	118,991

December 2014 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

General Casualty Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814	18,880	18,770
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385	36,800	37,497
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091	45,848	48,522
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041	59,700	61,398
2006	944	6,183	20,496	34,829	43,542	51,219	56,562	63,383	67,263
2007	3	3,135	10,113	26,839	39,243	49,828	59,483	64,482
2008	29	1,468	13,077	22,515	34,675	49,334	63,918
2009	460	4,842	16,498	27,254	44,857	54,216
2010	519	24,429	45,235	61,016	78,894
2011	849	12,560	32,168	47,822
2012	842	10,435	22,198
2013	75	1,582
2014	(102)

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860	19,869	19,871
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525	38,890	40,070
2004	1,357	9,104	14,286	23,228	36,173	44,570	45,306	48,468	53,339	55,381	59,774
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185	63,357	64,889
2006	2,682	20,398	38,266	51,622	57,314	64,110	67,040	70,856	71,421
2007	1,033	9,706	34,826	47,229	58,048	67,933	69,384	70,747
2008	1,591	13,743	37,550	48,234	61,791	71,902	77,296
2009	1,256	20,078	37,140	55,604	60,568	62,809
2010	10,615	43,972	67,172	89,112	105,466
2011	2,869	23,007	60,018	86,477
2012	2,991	32,838	53,900
2013	2,370	10,168
2014	1,325

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	10%	20%	33%	56%	57%	59%	62%	57%	59%	59%	59%	59%	59%
2003	7%	10%	12%	22%	29%	29%	32%	33%	36%	37%	39%	40%
2004	3%	8%	11%	19%	29%	36%	37%	40%	43%	45%	49%
2005	4%	8%	15%	22%	29%	33%	36%	40%	40%	41%
2006	6%	16%	29%	40%	44%	49%	52%	54%	55%
2007	2%	7%	25%	33%	40%	47%	48%	49%
2008	4%	11%	29%	37%	47%	55%	59%
2009	2%	13%	24%	36%	39%	40%
2010	18%	28%	37%	50%	60%
2011	5%	12%	28%	41%
2012	5%	21%	31%
2013	4%	6%
2014	2%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,674	18,770	1,101	19,871	970	20,841	61.9%	2,071
2003	100,665	37,497	2,573	40,070	5,004	45,074	44.8%	7,577
2004	122,803	48,522	11,252	59,774	7,256	67,030	54.6%	18,508
2005	156,637	61,398	3,490	64,889	10,359	75,248	48.0%	13,850
2006	130,637	67,263	4,158	71,421	11,683	83,104	63.6%	15,841
2007	143,458	64,482	6,265	70,747	17,470	88,217	61.5%	23,735
2008	131,893	63,918	13,378	77,296	18,545	95,841	72.7%	31,923
2009	156,756	54,216	8,594	62,809	42,161	104,971	67.0%	50,755
2010	177,224	78,894	26,572	105,466	40,948	146,414	82.6%	67,520
2011	213,270	47,822	38,655	86,477	71,295	157,772	74.0%	109,950
2012	173,491	22,198	31,703	53,900	74,099	128,000	73.8%	105,802
2013	163,912	1,582	8,586	10,168	102,832	113,000	68.9%	111,418
2014	55,729	(102)	1,426	1,325	36,797	38,121	68.4%	38,223

Total	1,760,148	566,459	157,754	724,213	439,418	1,163,631	66.1%	597,173

December 2014 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776	17,687	18,171
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514	28,948	29,171
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241	36,816	37,907
2005	8	786	6,852	22,841	35,126	43,205	48,780	51,822	57,422	63,479
2006	1	711	7,112	20,428	34,442	46,932	52,492	60,388	67,284
2007	5	1,263	11,453	41,735	69,029	100,723	122,946	138,191
2008	37	2,140	10,455	25,184	46,029	55,912	70,081
2009	17	1,675	6,595	15,484	23,175	29,499
2010	24	2,064	8,371	14,651	21,579
2011	19	610	3,943	7,703
2012	32	975	4,281
2013	69	1,557
2014	13

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660	18,524	18,374
2003	65	1,599	13,981	21,047	29,125	29,219	33,173	33,043	34,729	34,090	34,098	33,142
2004	819	7,902	20,205	33,619	36,122	35,884	42,934	41,564	41,758	40,978	41,523
2005	456	6,067	22,581	46,077	50,876	55,740	61,260	68,872	70,690	73,866
2006	71	8,619	26,873	50,886	66,537	70,039	77,882	84,750	79,801
2007	227	17,507	75,722	118,166	134,239	138,158	162,118	169,975
2008	2,684	15,190	38,738	61,121	78,988	84,521	101,863
2009	295	6,314	17,184	29,616	36,600	43,234
2010	502	5,216	13,559	24,495	32,816
2011	165	2,973	7,305	14,891
2012	394	4,737	8,128
2013	619	7,365
2014	201

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0%	9%	26%	46%	49%	48%	48%	46%	42%	42%	40%	40%	39%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%	34%	33%
2004	2%	7%	17%	28%	30%	30%	36%	35%	35%	34%	35%
2005	1%	3%	11%	22%	24%	27%	30%	33%	34%	36%
2006	0%	5%	14%	26%	34%	36%	40%	43%	41%
2007	0%	9%	36%	55%	62%	64%	75%	79%
2008	5%	9%	21%	33%	43%	46%	55%
2009	1%	5%	13%	22%	27%	32%
2010	2%	5%	13%	22%	30%
2011	1%	4%	9%	18%
2012	2%	7%	11%
2013	2%	11%
2014	1%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,832	18,171	203	18,374	1,704	20,078	42.9%	1,906
2003	99,803	29,171	3,971	33,142	4,247	37,389	37.5%	8,217
2004	119,153	37,907	3,616	41,523	6,406	47,929	40.2%	10,022
2005	207,043	63,479	10,388	73,866	14,125	87,991	42.5%	24,512
2006	195,332	67,284	12,517	79,801	15,405	95,206	48.7%	27,922
2007	214,803	138,191	31,785	169,975	23,784	193,760	90.2%	55,569
2008	185,192	70,081	31,781	101,863	29,722	131,585	71.1%	61,503
2009	134,683	29,499	13,734	43,234	47,905	91,139	67.7%	61,639
2010	111,093	21,579	11,237	32,816	43,815	76,631	69.0%	55,052
2011	83,679	7,703	7,188	14,891	41,292	56,183	67.1%	48,480
2012	74,735	4,281	3,846	8,128	39,958	48,086	64.3%	43,805
2013	64,525	1,557	5,807	7,365	34,145	41,510	64.3%	39,953
2014	21,167	13	188	201	13,186	13,387	63.2%	13,375

Total	1,558,041	488,919	136,261	625,180	315,693	940,873	60.4%	451,955

December 2014 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Specialty Lines Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484	4,491	4,505
2003	15	886	2,373	3,294	4,452	4,656	4,602	4,660	4,728	4,800	4,831	4,919
2004	43	5,115	8,048	10,943	9,076	9,470	9,876	10,582	10,649	10,633	10,677
2005	278	3,943	9,184	7,919	10,600	12,078	12,797	12,955	13,324	13,817
2006	68	2,821	5,666	6,934	7,793	8,329	8,560	8,714	8,866
2007	279	4,098	7,242	8,936	10,047	10,686	11,036	11,269
2008	534	4,050	7,972	10,335	12,427	13,650	14,436
2009	121	2,196	4,283	6,338	6,635	6,962
2010	73	1,222	3,879	5,023	5,814
2011	2,365	10,645	21,002	27,634
2012	28,387	88,259	97,585
2013	1,123	71,848
2014	13,492

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587	4,591	4,583
2003	54	887	2,614	4,643	5,266	5,158	4,929	4,872	4,905	4,996	5,104	5,076
2004	134	8,197	9,085	11,931	10,545	9,696	9,826	9,694	9,641	10,939	10,928
2005	304	11,551	11,472	10,788	11,522	12,312	14,221	14,149	15,529	14,250
2006	69	6,022	7,949	8,880	9,035	9,226	9,256	9,185	9,162
2007	841	7,432	9,808	10,708	10,667	10,645	10,788	10,689
2008	1,072	9,821	12,870	11,804	12,130	15,075	15,449
2009	326	3,799	6,911	7,929	7,684	7,594
2010	237	3,781	5,245	6,636	6,898
2011	4,691	17,305	26,694	33,801
2012	31,773	95,652	103,563
2013	6,980	77,796
2014	16,645

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	22%	28%	39%	38%	41%	39%	39%	38%	38%	38%	38%	38%	38%
2003	2%	7%	13%	23%	26%	26%	25%	24%	24%	25%	25%	25%
2004	1%	26%	24%	32%	28%	25%	26%	25%	25%	28%	28%
2005	3%	33%	28%	26%	28%	30%	35%	34%	38%	35%
2006	0%	20%	26%	29%	29%	30%	30%	30%	30%
2007	4%	20%	25%	27%	27%	27%	28%	27%
2008	5%	30%	38%	35%	36%	45%	46%
2009	2%	12%	21%	24%	24%	23%
2010	1%	10%	13%	17%	18%
2011	10%	24%	34%	43%
2012	29%	66%	70%
2013	4%	40%
2014	10%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,191	4,505	78	4,583	36	4,619	37.9%	114
2003	20,145	4,919	157	5,076	99	5,175	25.7%	256
2004	38,346	10,677	252	10,928	188	11,117	29.0%	440
2005	41,176	13,817	433	14,250	391	14,641	35.6%	824
2006	30,988	8,866	295	9,162	449	9,610	31.0%	744
2007	38,960	11,269	(580)	10,689	646	11,335	29.1%	66
2008	33,871	14,436	1,014	15,449	638	16,087	47.5%	1,652
2009	32,634	6,962	633	7,594	885	8,479	26.0%	1,518
2010	38,881	5,814	1,083	6,898	2,224	9,121	23.5%	3,307
2011	78,124	27,634	6,168	33,801	5,228	39,029	50.0%	11,396
2012	147,570	97,585	5,977	103,563	11,854	115,416	78.2%	17,831
2013	196,243	71,848	5,949	77,796	36,166	113,963	58.1%	42,115
2014	158,909	13,492	3,153	16,645	98,779	115,425	72.6%	101,932

Total	868,038	291,824	24,611	316,435	157,583	474,018	54.6%	182,194

December 2014 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Catastrophe Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,786	58,813	59,457	59,741	60,097	60,525	60,338	60,779
2005	35,255	99,502	106,468	111,778	113,039	112,992	113,330	113,657	113,693	114,551
2006	710	8,912	9,671	9,829	9,903	9,917	9,917	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603	12,641	12,644
2008	15,798	26,979	30,619	32,007	33,204	33,596	33,677
2009	269	905	2,977	4,139	4,664	4,794
2010	3,798	54,580	76,523	86,082	95,651
2011	22,254	64,133	103,495	117,937
2012	26,282	65,659	77,277
2013	13,043	50,071
2014	32,418

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,325	60,267	60,490	60,141	60,355	60,613	60,387	60,788
2005	130,142	128,692	116,254	116,946	116,572	115,780	115,715	115,648	113,998	114,725
2006	3,275	9,580	9,885	10,172	10,131	10,136	10,131	10,141	10,122
2007	17,051	15,664	13,584	13,412	12,847	12,778	12,789	12,694
2008	31,318	32,595	33,106	33,901	33,952	33,896	33,823
2009	2,557	5,613	5,246	5,281	5,051	5,066
2010	32,490	86,547	103,457	100,107	102,928
2011	89,719	123,934	124,451	125,298
2012	55,315	84,386	83,920
2013	46,205	73,575
2014	69,124

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	9%	13%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%
2003	12%	12%	11%	11%	11%	12%	12%	12%	12%	12%	12%	12%
2004	70%	95%	99%	101%	100%	101%	100%	101%	101%	101%	101%
2005	224%	186%	168%	169%	169%	168%	168%	168%	165%	166%
2006	6%	14%	15%	15%	15%	15%	15%	15%	15%
2007	31%	22%	19%	18%	18%	18%	18%	17%
2008	64%	49%	50%	51%	51%	51%	50%
2009	4%	7%	6%	6%	6%	6%
2010	31%	65%	76%	73%	75%
2011	64%	63%	63%	63%
2012	31%	33%	33%
2013	22%	24%
2014	28%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	41,284	4,336	0	4,336	(0)	4,336	10.5%	—
2003	61,251	7,237	0	7,237	(0)	7,237	11.8%	0
2004	59,976	60,779	9	60,788	(89)	60,699	101.2%	(80)
2005	69,029	114,551	174	114,725	97	114,822	166.3%	271
2006	66,181	9,917	205	10,122	40	10,162	15.4%	245
2007	72,592	12,644	50	12,694	250	12,944	17.8%	300
2008	66,990	33,677	146	33,823	308	34,131	50.9%	454
2009	82,782	4,794	272	5,066	48	5,114	6.2%	320
2010	136,338	95,651	7,277	102,928	1,922	104,850	76.9%	9,199
2011	198,853	117,937	7,362	125,298	4,318	129,616	65.2%	11,679
2012	254,003	77,277	6,643	83,920	2,995	86,915	34.2%	9,638
2013	302,831	50,071	23,504	73,575	14,884	88,459	29.2%	38,388
2014	243,094	32,418	36,706	69,124	45,380	114,504	47.1%	82,086

Total	1,655,203	621,290	82,347	703,637	70,153	773,790	46.7%	152,500

December 2014 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Property Per Risk Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	1,994	14,146	21,254	24,533	26,202	27,034	27,241	27,550	27,573	27,588	27,587	28,446	28,447
2003	1,794	9,960	13,446	16,264	17,931	18,421	18,892	19,262	19,340	19,374	19,377	19,446
2004	949	7,461	11,995	14,439	15,598	17,294	17,210	17,405	17,442	17,490	17,527
2005	5,111	23,166	29,796	31,025	42,623	46,347	46,594	47,527	47,900	47,847
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924	29,785	29,862
2007	717	8,668	12,738	14,733	15,753	19,398	19,896	19,985
2008	3,920	10,738	12,479	14,966	15,195	15,210	15,708
2009	4,664	12,112	18,692	21,638	23,043	23,203
2010	5,835	20,289	29,650	32,846	34,570
2011	4,003	22,074	31,706	36,567
2012	5,422	27,905	37,725
2013	5,155	40,677
2014	10,861

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	3,082	17,552	26,185	27,026	27,589	27,756	27,588	27,715	27,606	27,628	27,603	28,448	28,448
2003	6,313	14,931	17,064	19,609	19,904	19,931	20,437	19,891	19,427	19,377	19,428	19,458
2004	7,729	9,571	14,654	16,236	16,650	17,180	17,493	17,538	17,528	17,858	17,893
2005	6,675	33,802	43,645	45,360	45,571	46,163	46,136	47,257	48,255	48,191
2006	9,307	23,794	30,449	30,525	30,085	30,377	30,259	30,121	29,945
2007	3,360	23,153	24,853	23,927	23,660	20,075	20,199	20,328
2008	9,627	15,156	15,746	16,123	16,068	15,801	16,079
2009	11,574	20,126	21,982	23,031	23,360	23,754
2010	13,219	34,080	36,749	35,946	35,640
2011	16,736	38,181	41,381	39,940
2012	19,163	38,439	44,683
2013	22,853	64,982
2014	28,365

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	17%	28%	41%	42%	43%	43%	43%	43%	43%	43%	43%	44%	44%
2003	19%	22%	24%	28%	29%	30%	31%	30%	29%	29%	29%	29%
2004	16%	13%	20%	22%	22%	23%	23%	23%	23%	24%	24%
2005	16%	44%	59%	61%	61%	62%	62%	63%	65%	65%
2006	20%	35%	45%	45%	44%	45%	45%	45%	44%
2007	14%	57%	60%	57%	56%	48%	48%	48%
2008	44%	48%	50%	51%	50%	50%	50%
2009	51%	58%	62%	65%	66%	67%
2010	39%	69%	72%	71%	70%
2011	38%	54%	59%	57%
2012	34%	43%	49%
2013	32%	59%
2014	34%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,249	28,447	1	28,448	0	28,448	44.3%	1
2003	66,185	19,446	12	19,458	5	19,463	29.4%	17
2004	75,094	17,527	366	17,893	183	18,075	24.1%	548
2005	74,576	47,847	345	48,191	187	48,378	64.9%	532
2006	67,633	29,862	82	29,945	41	29,986	44.3%	123
2007	41,919	19,985	343	20,328	171	20,499	48.9%	515
2008	31,843	15,708	370	16,079	190	16,269	51.1%	561
2009	35,338	23,203	551	23,754	302	24,056	68.1%	853
2010	51,026	34,570	1,071	35,640	941	36,581	71.7%	2,011
2011	69,663	36,567	3,372	39,940	3,608	43,547	62.5%	6,980
2012	90,783	37,725	6,958	44,683	9,095	53,778	59.2%	16,053
2013	110,366	40,677	24,305	64,982	14,829	79,811	72.3%	39,134
2014	84,097	10,861	17,504	28,365	26,116	54,481	64.8%	43,620

Total	862,772	362,425	55,280	417,705	55,668	473,373	54.9%	110,948

December 2014 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

General Casualty Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814	18,880	18,770
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385	36,800	37,497
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091	45,848	48,522
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041	59,700	61,398
2006	944	6,183	20,496	34,829	43,542	51,219	56,562	63,383	67,263
2007	3	3,135	10,113	26,839	39,243	49,828	59,483	64,482
2008	29	1,468	13,077	22,515	34,675	49,334	63,918
2009	460	4,842	16,498	27,254	44,857	54,216
2010	519	24,429	45,235	61,016	78,894
2011	849	12,560	32,168	47,822
2012	842	10,435	22,198
2013	75	1,582
2014	(102)

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860	19,869	19,871
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525	38,890	40,070
2004	1,357	9,104	14,286	23,228	36,173	44,570	45,306	48,468	53,339	55,381	59,774
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185	63,357	64,889
2006	2,682	20,398	38,266	51,622	57,314	64,110	67,040	70,856	71,421
2007	1,033	9,706	34,826	47,229	58,048	67,933	69,384	70,747
2008	1,591	13,743	37,550	48,234	61,791	71,902	77,296
2009	1,256	20,078	37,140	55,604	60,568	62,809
2010	10,615	43,972	67,172	89,112	105,466
2011	2,869	23,007	60,018	86,477
2012	2,991	32,838	53,900
2013	2,370	10,168
2014	1,325

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	10%	20%	33%	56%	57%	59%	62%	57%	59%	59%	59%	59%	59%
2003	7%	10%	12%	22%	29%	29%	32%	33%	36%	37%	39%	40%
2004	3%	8%	11%	19%	29%	36%	37%	40%	43%	45%	49%
2005	4%	8%	15%	22%	29%	33%	36%	40%	40%	41%
2006	6%	16%	29%	40%	44%	49%	52%	54%	55%
2007	2%	7%	25%	33%	41%	48%	48%	49%
2008	4%	11%	29%	37%	47%	55%	59%
2009	2%	13%	24%	36%	39%	40%
2010	18%	28%	38%	50%	60%
2011	5%	12%	28%	41%
2012	5%	21%	31%
2013	4%	6%
2014	2%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,674	18,770	1,101	19,871	970	20,841	61.9%	2,071
2003	100,665	37,497	2,573	40,070	5,004	45,074	44.8%	7,577
2004	122,803	48,522	11,252	59,774	7,256	67,030	54.6%	18,508
2005	156,507	61,398	3,490	64,889	10,359	75,248	48.1%	13,850
2006	130,457	67,263	4,158	71,421	11,683	83,104	63.7%	15,841
2007	143,198	64,482	6,265	70,747	17,470	88,217	61.6%	23,735
2008	131,454	63,918	13,378	77,296	18,545	95,841	72.9%	31,923
2009	156,485	54,216	8,594	62,809	42,161	104,971	67.1%	50,755
2010	176,699	78,894	26,572	105,466	40,948	146,414	82.9%	67,520
2011	213,270	47,822	38,655	86,477	71,295	157,772	74.0%	109,950
2012	173,491	22,198	31,703	53,900	74,099	128,000	73.8%	105,802
2013	163,383	1,582	8,586	10,168	102,710	112,878	69.1%	111,297
2014	54,879	(102)	1,426	1,325	36,422	37,746	68.8%	37,848

Total	1,756,964	566,459	157,754	724,213	438,922	1,163,135	66.2%	596,676

December 2014 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776	17,687	18,171
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514	28,948	29,171
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241	36,816	37,907
2005	8	786	6,852	22,841	35,126	43,205	48,780	51,822	57,422	63,479
2006	1	711	7,112	20,428	34,442	46,932	52,492	60,388	67,284
2007	5	1,263	11,453	41,735	69,029	100,723	122,946	138,191
2008	37	2,140	10,455	25,184	46,029	55,912	70,081
2009	17	1,675	6,595	15,484	23,175	29,499
2010	24	2,064	8,371	14,651	21,579
2011	19	610	3,943	7,703
2012	32	975	4,281
2013	69	1,557
2014	13

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660	18,524	18,374
2003	65	1,599	13,981	21,047	29,125	29,219	33,173	33,043	34,729	34,090	34,098	33,142
2004	819	7,902	20,205	33,619	36,122	35,884	42,934	41,564	41,758	40,978	41,523
2005	456	6,067	22,581	46,077	50,876	55,740	61,260	68,872	70,690	73,866
2006	71	8,619	26,873	50,886	66,537	70,039	77,882	84,750	79,801
2007	227	17,507	75,722	118,166	134,239	138,158	162,118	169,975
2008	2,684	15,190	38,738	61,121	78,988	84,521	101,863
2009	295	6,314	17,184	29,616	36,600	43,234
2010	502	5,216	13,559	24,495	32,816
2011	165	2,973	7,305	14,891
2012	394	4,737	8,128
2013	619	7,365
2014	201

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	0%	9%	26%	46%	49%	48%	48%	46%	42%	42%	40%	40%	39%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%	34%	33%
2004	2%	7%	17%	28%	30%	30%	36%	35%	35%	34%	35%
2005	1%	3%	11%	22%	24%	27%	30%	33%	34%	36%
2006	0%	5%	14%	26%	34%	36%	40%	43%	41%
2007	0%	9%	36%	55%	62%	64%	75%	79%
2008	5%	9%	21%	33%	43%	46%	55%
2009	1%	5%	13%	22%	27%	32%
2010	2%	5%	13%	22%	30%
2011	1%	4%	9%	18%
2012	2%	7%	11%
2013	2%	11%
2014	1%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,832	18,171	203	18,374	1,704	20,078	42.9%	1,906
2003	99,803	29,171	3,971	33,142	4,247	37,389	37.5%	8,217
2004	119,153	37,907	3,616	41,523	6,406	47,929	40.2%	10,022
2005	207,043	63,479	10,388	73,866	14,125	87,991	42.5%	24,512
2006	195,332	67,284	12,517	79,801	15,405	95,206	48.7%	27,922
2007	214,803	138,191	31,785	169,975	23,784	193,760	90.2%	55,569
2008	185,192	70,081	31,781	101,863	29,722	131,585	71.1%	61,503
2009	134,683	29,499	13,734	43,234	47,905	91,139	67.7%	61,639
2010	111,093	21,579	11,237	32,816	43,815	76,631	69.0%	55,052
2011	83,679	7,703	7,188	14,891	41,292	56,183	67.1%	48,480
2012	74,735	4,281	3,846	8,128	39,958	48,086	64.3%	43,805
2013	64,525	1,557	5,807	7,365	34,145	41,510	64.3%	39,953
2014	21,167	13	188	201	13,186	13,387	63.2%	13,375

Total	1,558,041	488,919	136,261	625,180	315,693	940,873	60.4%	451,955

December 2014 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Specialty Lines Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484	4,491	4,505
2003	15	886	2,373	3,294	4,452	4,656	4,602	4,660	4,728	4,800	4,831	4,919
2004	24	4,699	6,910	9,525	7,585	7,963	8,368	9,075	9,141	9,125	9,169
2005	265	3,772	8,768	7,471	10,158	11,573	12,292	12,450	12,699	13,193
2006	68	2,821	5,666	6,934	7,793	8,329	8,560	8,714	8,866
2007	279	4,098	7,242	8,936	10,047	10,686	11,036	11,269
2008	534	4,050	7,972	10,335	12,427	13,650	14,436
2009	121	2,196	4,283	6,338	6,635	6,962
2010	73	1,222	3,879	5,023	5,814
2011	2,365	10,645	20,438	27,070
2012	28,387	88,259	97,585
2013	1,123	71,848
2014	13,492

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587	4,591	4,583
2003	54	887	2,614	4,643	5,266	5,158	4,929	4,872	4,905	4,996	5,104	5,076
2004	37	7,097	7,476	10,324	9,038	8,188	8,319	8,186	8,134	9,431	9,421
2005	278	11,206	10,817	10,337	11,080	11,801	13,710	13,637	14,898	13,625
2006	69	6,022	7,949	8,880	9,035	9,226	9,256	9,185	9,162
2007	841	7,432	9,808	10,708	10,667	10,645	10,788	10,689
2008	1,072	9,821	12,870	11,804	12,130	15,075	15,449
2009	326	3,799	6,911	7,929	7,684	7,594
2010	237	3,781	5,245	6,636	6,898
2011	4,691	17,305	26,130	33,238
2012	31,773	95,652	103,563
2013	6,980	77,796
2014	16,645

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156
2002	22%	28%	39%	38%	41%	39%	39%	38%	38%	38%	38%	38%	38%
2003	2%	7%	13%	23%	26%	26%	25%	24%	24%	25%	25%	25%
2004	0%	29%	24%	33%	29%	26%	26%	26%	25%	30%	30%
2005	2%	34%	28%	27%	29%	31%	35%	35%	39%	35%
2006	0%	20%	26%	29%	29%	30%	30%	30%	30%
2007	4%	20%	25%	27%	27%	27%	28%	27%
2008	5%	30%	38%	35%	36%	45%	46%
2009	2%	12%	21%	24%	24%	23%
2010	1%	10%	14%	17%	18%
2011	11%	25%	34%	44%
2012	29%	67%	71%
2013	4%	40%
2014	11%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,191	4,505	78	4,583	36	4,619	37.9%	114
2003	20,145	4,919	157	5,076	99	5,175	25.7%	256
2004	31,870	9,169	252	9,421	188	9,609	30.2%	440
2005	38,669	13,193	433	13,625	391	14,017	36.2%	824
2006	30,988	8,866	295	9,162	449	9,610	31.0%	744
2007	38,960	11,269	(580)	10,689	646	11,335	29.1%	66
2008	33,871	14,436	1,014	15,449	638	16,087	47.5%	1,652
2009	32,634	6,962	633	7,594	885	8,479	26.0%	1,518
2010	38,345	5,814	1,083	6,898	2,224	9,121	23.8%	3,307
2011	76,340	27,070	6,168	33,238	5,228	38,465	50.4%	11,396
2012	145,691	97,585	5,977	103,563	11,854	115,416	79.2%	17,831
2013	193,755	71,848	5,949	77,796	36,166	113,963	58.8%	42,115
2014	157,818	13,492	3,153	16,645	98,355	115,000	72.9%	101,508

Total	851,277	289,128	24,611	313,739	157,159	470,898	55.3%	181,770

December 2014 Global Loss Triangles - North American and Global Markets Segments

Excluding large losses on Property

U.S. dollars in thousands

Premium - Gross of ceded reinsurance

Cal/Acc	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	376,526	196,237	166,995	88,051	141,612	59,558	73,076	39,904	—	—
2003	554,735	483,719	305,812	257,017	301,271	237,656	95,630	76,140	—	—
2004	547,959	565,327	352,392	332,389	358,020	321,801	142,160	120,800	—	—
2005	412,879	476,481	289,364	297,511	372,460	352,174	137,074	136,577	—	—
2006	463,900	441,138	276,940	275,405	434,999	395,104	156,698	150,401	—	—
2007	391,018	423,468	252,902	264,680	452,245	431,009	153,567	147,720	—	—
2008	327,491	357,588	235,939	243,673	498,544	457,068	184,055	170,600	—	—
2009	243,193	272,873	287,085	265,068	489,872	506,027	210,422	197,314	—	—
2010	224,453	233,716	311,987	290,498	467,161	475,071	228,810	222,171	1,874	153
2011	244,636	225,599	379,295	333,193	498,288	475,741	235,559	228,445	11,278	3,124
2012	274,558	260,347	471,087	410,539	558,184	523,494	234,099	237,910	31,064	13,763
2013	305,595	288,689	626,288	540,110	588,698	568,088	219,991	233,745	64,325	33,696
2014	333,937	314,336	758,778	656,303	613,803	585,737	202,451	205,262	87,838	73,524

Total	4,700,881	4,539,516	4,714,865	4,254,436	5,775,158	5,388,527	2,273,592	2,166,988	196,378	124,260

Loss & ALAE - Gross of ceded reinsurance

Accident	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	56,709	56,709	47,524	55,760	62,540	62,540	8,027	8,027	—	—
2003	221,827	222,494	58,446	58,476	28,261	67,580	24,210	24,893	—	—
2004	238,264	238,876	42,687	56,754	48,766	55,975	17,060	17,064	—	—
2005	369,422	369,684	121,544	137,844	66,685	76,773	15,012	15,283	—	—
2006	218,053	219,798	110,379	110,379	174,147	179,075	22,478	22,478	—	—
2007	213,399	221,521	33,784	37,010	98,165	136,781	42,528	44,551	—	—
2008	223,581	223,998	120,945	121,524	211,287	232,329	40,462	47,868	—	—
2009	80,135	81,818	77,530	81,819	125,441	190,773	104,218	110,718	—	—
2010	147,201	150,789	154,763	174,752	121,100	141,303	69,401	86,459	—	—
2011	178,161	187,879	110,037	173,741	176,964	220,619	96,232	121,351	—	—
2012	68,332	79,279	96,230	138,999	137,900	267,349	47,615	79,464	2,820	3,250
2013	82,180	107,936	57,715	99,242	59,402	104,557	21,868	83,143	7,413	9,891
2014	49,596	139,140	19,219	61,255	15,145	43,123	1,638	7,843	22,178	29,385

Total	2,146,860	2,299,922	1,050,802	1,307,555	1,325,802	1,778,775	510,750	669,140	32,411	42,526

December 2014 Global Loss Triangles - North American and Global Markets Segments

Excluding large losses on Property

U.S. dollars in thousands

Premium - Net of ceded reinsurance

Cal/Acc	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	300,021	171,696	166,995	88,051	141,612	59,558	73,076	39,904	—	—
2003	383,345	356,275	260,049	233,589	287,807	232,141	93,126	75,002	—	—
2004	308,623	333,170	283,537	271,160	330,199	304,642	126,731	114,883	—	—
2005	170,895	226,828	228,477	236,587	322,937	326,766	106,857	118,565	—	—
2006	193,652	190,783	211,686	214,376	362,190	343,955	124,109	124,024	—	—
2007	176,420	180,460	173,099	192,097	346,657	350,081	120,773	117,774	—	—
2008	169,889	173,790	150,779	162,750	386,010	342,038	149,237	131,428	—	—
2009	123,011	142,872	195,581	172,403	371,663	387,530	165,738	150,183	—	—
2010	132,548	128,427	207,783	195,237	352,831	355,437	175,110	170,003	1,874	153
2011	160,551	139,897	256,741	222,493	361,559	352,026	177,464	173,748	7,974	2,470
2012	204,046	184,341	313,042	274,262	378,205	365,086	173,997	176,483	20,486	9,471
2013	201,459	198,607	407,667	355,375	409,431	393,010	165,946	173,347	42,941	24,246
2014	211,559	203,256	530,608	443,757	469,234	421,011	153,783	158,161	53,650	47,544

Total	2,736,019	2,630,403	3,386,045	3,062,137	4,520,336	4,233,281	1,805,948	1,723,504	126,926	83,884

Loss & ALAE - Net of ceded reinsurance

Accident	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	49,071	49,071	47,524	55,760	62,540	62,540	8,027	8,027	—	—
2003	179,410	179,636	58,422	58,452	26,749	66,068	24,210	24,893	—	—
2004	152,803	153,094	39,645	53,371	48,725	55,934	17,049	17,053	—	—
2005	166,962	167,069	96,775	113,070	63,352	73,438	13,423	13,593	—	—
2006	98,771	100,204	74,285	74,285	155,841	160,436	16,950	16,950	—	—
2007	101,156	106,996	28,240	31,398	82,974	114,531	35,936	37,940	—	—
2008	125,665	125,628	78,487	78,958	170,812	186,339	36,080	39,769	—	—
2009	54,457	55,584	57,537	59,277	115,405	167,101	77,317	82,762	—	—
2010	96,993	99,459	101,020	113,478	112,462	130,615	63,932	77,576	—	—
2011	128,865	135,886	84,515	117,733	151,474	187,073	81,843	105,141	—	—
2012	53,675	62,017	77,538	116,038	125,251	219,967	38,377	65,631	1,778	2,048
2013	66,434	86,914	49,484	85,812	57,425	101,087	15,258	59,287	5,214	6,720
2014	39,548	104,726	14,004	50,613	14,545	41,319	1,588	7,267	13,075	18,429

Total	1,313,810	1,426,283	807,475	1,008,243	1,187,554	1,566,448	429,990	555,888	20,068	27,197

December 2014 Global Loss Triangles - Reinsurance Segment

Excluding large losses on Property Per Risk and Specialty Lines

U.S. dollars in thousands

Premium - Gross of ceded reinsurance

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	41,284	41,284	64,249	64,249	33,674	33,674	46,832	46,832	12,191	12,191
2003	61,251	61,251	66,185	66,185	100,665	100,665	99,803	99,803	20,145	20,145
2004	68,026	68,026	75,094	75,094	122,803	122,803	119,153	119,153	38,346	38,346
2005	82,969	82,969	77,036	77,036	156,637	156,637	207,043	207,043	41,176	41,176
2006	67,244	67,244	68,058	68,058	130,637	130,637	195,332	195,332	30,988	30,988
2007	72,659	72,659	41,919	41,919	143,458	143,458	214,803	214,803	38,960	38,960
2008	67,071	67,071	33,175	33,175	131,893	131,893	185,192	185,192	33,871	33,871
2009	82,862	82,862	35,338	35,338	156,756	156,756	134,683	134,683	32,634	32,634
2010	136,355	136,355	51,026	51,026	177,224	177,224	111,093	111,093	38,881	38,881
2011	198,855	198,855	69,663	69,663	213,296	213,270	83,679	83,679	78,124	78,124
2012	254,360	254,005	104,537	104,533	173,562	173,491	74,735	74,735	147,570	147,570
2013	331,581	329,407	124,488	122,638	180,625	163,912	70,457	64,525	199,180	196,243
2014	323,814	257,424	139,195	85,528	155,596	55,729	84,533	21,167	200,920	158,909

Total	1,788,332	1,719,412	949,965	894,444	1,876,826	1,760,148	1,627,339	1,558,041	912,986	868,038

Loss & ALAE - Gross of ceded reinsurance

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	28,447	28,448	18,770	19,871	18,171	18,374	4,505	4,583
2003	7,237	7,237	19,446	19,458	37,497	40,070	29,171	33,142	4,919	5,076
2004	61,738	61,748	17,527	17,893	48,522	59,774	37,907	41,523	10,677	10,928
2005	153,867	154,040	47,847	48,191	61,398	64,889	63,479	73,866	13,817	14,250
2006	9,917	10,122	29,862	29,945	67,263	71,421	67,284	79,801	8,866	9,162
2007	12,644	12,694	19,985	20,328	64,482	70,747	138,191	169,975	11,269	10,689
2008	33,677	33,823	15,708	16,079	63,918	77,296	70,081	101,863	14,436	15,449
2009	4,794	5,066	23,203	23,754	54,216	62,809	29,499	43,234	6,962	7,594
2010	95,651	102,928	34,570	35,640	78,894	105,466	21,579	32,816	5,814	6,898
2011	117,937	125,298	36,567	39,940	47,822	86,477	7,703	14,891	27,634	33,801
2012	77,277	83,920	44,911	52,947	22,198	53,900	4,281	8,128	97,585	103,563
2013	50,071	73,575	44,616	70,171	1,582	10,168	1,557	7,365	71,848	77,796
2014	32,418	69,124	10,880	28,476	(102)	1,325	13	201	13,492	16,645

Total	661,565	743,912	373,569	431,270	566,459	724,213	488,919	625,180	291,824	316,435

December 2014 Global Loss Triangles - Reinsurance Segment

Excluding large losses on Property Per Risk and Specialty Lines

U.S. dollars in thousands

Premium - Net of ceded reinsurance

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	41,284	41,284	64,249	64,249	33,674	33,674	46,832	46,832	12,191	12,191
2003	61,251	61,251	66,185	66,185	100,665	100,665	99,803	99,803	20,145	20,145
2004	59,976	59,976	75,094	75,094	122,803	122,803	119,153	119,153	31,870	31,870
2005	69,029	69,029	74,576	74,576	156,507	156,507	207,043	207,043	38,669	38,669
2006	66,181	66,181	67,633	67,633	130,457	130,457	195,332	195,332	30,988	30,988
2007	72,592	72,592	41,919	41,919	143,198	143,198	214,803	214,803	38,960	38,960
2008	66,990	66,990	31,843	31,843	131,454	131,454	185,192	185,192	33,871	33,871
2009	82,782	82,782	35,338	35,338	156,485	156,485	134,683	134,683	32,634	32,634
2010	136,338	136,338	51,026	51,026	176,699	176,699	111,093	111,093	38,345	38,345
2011	198,853	198,853	69,663	69,663	213,296	213,270	83,679	83,679	76,340	76,340
2012	254,358	254,003	90,787	90,783	173,562	173,491	74,735	74,735	145,691	145,691
2013	305,006	302,831	111,515	110,366	180,096	163,383	70,457	64,525	196,692	193,755
2014	307,561	243,094	127,805	84,097	154,746	54,879	84,533	21,167	198,082	157,818

Total	1,722,199	1,655,203	907,633	862,772	1,873,641	1,756,964	1,627,339	1,558,041	894,478	851,277

Loss & ALAE - Net of ceded reinsurance

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	28,447	28,448	18,770	19,871	18,171	18,374	4,505	4,583
2003	7,237	7,237	19,446	19,458	37,497	40,070	29,171	33,142	4,919	5,076
2004	60,779	60,788	17,527	17,893	48,522	59,774	37,907	41,523	9,169	9,421
2005	114,551	114,725	47,847	48,191	61,398	64,889	63,479	73,866	13,193	13,625
2006	9,917	10,122	29,862	29,945	67,263	71,421	67,284	79,801	8,866	9,162
2007	12,644	12,694	19,985	20,328	64,482	70,747	138,191	169,975	11,269	10,689
2008	33,677	33,823	15,708	16,079	63,918	77,296	70,081	101,863	14,436	15,449
2009	4,794	5,066	23,203	23,754	54,216	62,809	29,499	43,234	6,962	7,594
2010	95,651	102,928	34,570	35,640	78,894	105,466	21,579	32,816	5,814	6,898
2011	117,937	125,298	36,567	39,940	47,822	86,477	7,703	14,891	27,070	33,238
2012	77,277	83,920	37,725	44,683	22,198	53,900	4,281	8,128	97,585	103,563
2013	50,071	73,575	40,677	64,982	1,582	10,168	1,557	7,365	71,848	77,796
2014	32,418	69,124	10,861	28,365	(102)	1,325	13	201	13,492	16,645

Total	621,290	703,637	362,425	417,705	566,459	724,213	488,919	625,180	289,128	313,739

IV.                               SELECTED EXCERPTS FROM ALLIED WORLD’S 2014 10-K DISCLOSURE

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as case reserves, and reserves for IBNR.  Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement.  IBNR reserves relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to our company.  IBNR reserves also relate to estimated development of reported events that based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to our company.  We also include in IBNR changes  the values of claims that have been reported to us but are not yet settled.  Each claim is settled individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved.  As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date.  The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves.  Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

While management believes that our case reserves and IBNR are sufficient to cover losses assumed by us, there can be no assurance that losses will not deviate from our reserves, possibly by material amounts.  The methodology of estimating loss reserves is periodically reviewed to ensure that the assumptions made continue to be appropriate.  To the extent actual reported losses exceed estimated losses, the carried estimate of the ultimate losses will be increased (i.e., unfavorable reserve development), and to the extent actual reported losses are less than estimated losses, the carried estimate of ultimate losses will be reduced (i.e., favorable reserve development).  We record any changes in our loss reserve estimates and the related reinsurance recoverables in the periods in which they are determined.  Determining whether our estimated losses are sufficient to cover all reported and non-reported claims involves a high degree of judgment.  It is our practice to address unfavorable loss emergence early in our long-tail lines of business while we tend to recognize favorable loss emergence more slowly in our long-tail lines once actual loss emergence and data provides greater confidence around the adequacy of ultimate estimates.

In certain lines of business, claims are generally reported and paid within a relatively short period of time (“short-tail lines”) during and following the policy coverage period.  This generally enables us to determine with greater certainty our estimate of ultimate losses and loss expenses.  The estimate of reserves for our short-tail lines of business and products, including property, crop, aviation, marine, personal accident and workers compensation catastrophe relies primarily on traditional loss reserving methodologies, utilizing selected paid and reported loss development factors.

Our casualty insurance and casualty reinsurance lines of business include general liability risks, healthcare and professional liability risks.  Claims may be reported or settled several years after the coverage period has terminated for these lines of business (“long-tail lines”), which increases uncertainties of our reserve estimates in such lines.  In addition, our attachment points for these long-tail lines can be relatively high, making reserving for these lines of business more difficult than short-tail lines due to having to estimate whether the severity of the estimated losses will exceed our attachment point.  We establish a case reserve when sufficient information is gathered to make a reasonable estimate of the liability, which often requires a significant amount of information and time.  Due to the lengthy reporting pattern of these casualty lines, reliance is placed on industry benchmarks supplemented by our own experience.  For expected loss ratio selections, we are giving increasing consideration to our existing experience supplemented with analysis of loss trends, rate changes and experience of peer companies.

Our reinsurance treaties are reviewed individually, based upon individual characteristics and loss experience emergence.  Loss reserves on assumed reinsurance often have unique features that make them more difficult to estimate than direct insurance.  We establish loss reserves upon receipt of advice from a cedent that a reserve is merited.  Our claims staff may establish additional loss reserves where, in their judgment, the amount reported by a cedent is potentially inadequate.  The following are the most significant features that make estimating loss reserves on assumed reinsurance difficult:

•                                          Reinsurers have to rely upon the cedents and reinsurance intermediaries to report losses in a timely fashion.

•                                          Reinsurers must rely upon cedents to price the underlying business appropriately.

•                                          Reinsurers have less predictable loss emergence patterns than direct insurers, particularly when writing excess-of-loss reinsurance.

For excess-of-loss reinsurance, cedents generally are required to report losses that either exceed 50% of the retention, have a reasonable probability of exceeding the retention or meet serious injury reporting criteria.  For quota share reinsurance treaties, cedents are required to give a periodic statement of account, generally monthly or quarterly.  These periodic statements typically include information regarding written premiums, earned premiums, unearned premiums, ceding commissions, brokerage amounts, applicable taxes, paid losses and outstanding losses.  They can be submitted 60 to 90 days after the close of the reporting period.  Some quota share reinsurance treaties have specific language regarding earlier notice of serious claims.

Reinsurance generally has a greater time lag than direct insurance in the reporting of claims.  The time lag is caused by the claim first being reported to the cedent, then the intermediary (such as a broker) and finally the reinsurer.  This lag can be up to six months or longer in certain cases.  There is also a time lag because the insurer may not be required to report claims to the reinsurer until certain reporting criteria are met.  In some instances this could be several years while a claim is being litigated.  We use reporting factors based on data from the Reinsurance Association of America to adjust for time lags.  We also use historical treaty-specific reporting factors when applicable.  Loss and premium information are entered into our reinsurance system by our claims department and our accounting department on a timely basis.

We record the individual case reserves sent to us by the cedents through the reinsurance intermediaries.  Individual claims are reviewed by our reinsurance claims department and adjusted as deemed appropriate.  The loss data received from the intermediaries is checked for reasonableness and for known events.  Details of the loss listings are reviewed during routine claim audits.

The expected loss ratios that we assign to each treaty are based upon analysis and modeling performed by a team of pricing actuaries.  The historical data reviewed by the team of pricing actuaries is considered in setting the reserves for each cedent.  The historical data in the submissions is matched against our carried reserves for our historical treaty years.

Loss reserves do not represent an exact calculation of liability.  Rather, loss reserves are estimates of what we expect the ultimate resolution and administration of claims will cost.  These estimates are based on actuarial and statistical projections and on our assessment of currently available data, as well as estimates of future trends in claims severity and frequency, judicial theories of liability and other factors.  Loss reserve estimates are refined as experience develops and as claims are reported and resolved.  In addition, the relatively long periods between when a loss occurs and when it may be reported to our claims department for our casualty insurance and casualty reinsurance lines of business increase the uncertainties of our reserve estimates in such lines.

We utilize a variety of standard actuarial methods in our analysis.  The selections from these various methods are based on the loss development characteristics of the specific line of business.  For lines of business with long reporting periods such as casualty reinsurance, we may rely more on an expected loss ratio method (as described below) until losses begin to develop.  For lines of business with short reporting periods such as property insurance, we may rely more on a paid loss development method (as described below) as losses are reported relatively quickly.  The actuarial methods we utilize include:

Paid Loss Development Method.  We estimate ultimate losses by calculating past paid loss development factors and applying them to exposure periods with further expected paid loss development.  The paid loss development method assumes that losses are paid at a consistent rate.  The paid loss development method provides an objective test of reported loss projections because paid losses contain no reserve estimates.  In some circumstances, paid losses for recent periods may be too varied for accurate predictions.  For many coverages, especially casualty coverages, claim payments are made slowly and it may take years for claims to be fully reported and settled.  These payments may be unreliable for determining future loss projections because of shifts in settlement patterns or because of large settlements in the early stages of development.  Choosing an appropriate “tail factor” to determine the amount of payments from the latest development period to the ultimate development period may also require considerable judgment, especially for coverages that have long payment patterns.  When necessary, we have had to supplement our paid loss development patterns with appropriate benchmarks.

Reported Loss Development Method.  We estimate ultimate losses by calculating past reported loss development factors and applying them to exposure periods with further expected reported loss development.  Since reported losses include payments and case reserves, changes in both of these amounts are incorporated in this method.  This approach provides a larger volume of data to estimate ultimate losses than the paid loss development method.  Thus, reported loss patterns may be less varied than paid loss patterns, especially for coverages that have historically been paid out over a long period of time but for which claims are reported relatively early and have case loss reserve estimates established.  This method assumes that reserves have been established using consistent practices over the historical period that is reviewed.  Changes in claims handling procedures, large claims or significant numbers of claims of an unusual nature may cause results to be too varied for accurate forecasting.  Also, choosing an appropriate “tail factor” to determine the change in reported loss from the latest development period to the ultimate development period may require considerable judgment.  When necessary, we have had to supplement our reported loss development patterns with appropriate benchmarks.

Expected Loss Ratio Method.  To estimate ultimate losses under the expected loss ratio method, we multiply earned premiums by an expected loss ratio.  The expected loss ratio is selected utilizing industry data, historical company data and professional judgment.  This method is particularly useful for new lines of business where there are no historical losses or where past loss experience is not credible.

Bornhuetter-Ferguson Paid Loss Method.  The Bornhuetter-Ferguson paid loss method is a combination of the paid loss development method and the expected loss ratio method.  The amount of losses yet to be paid is based upon the expected loss ratios and the expected percentage of losses unpaid.  These expected loss ratios are modified to the extent paid losses to date differ from what would have been expected to have been paid based upon the selected paid loss development pattern.  This method avoids some of the distortions that could result from a large development factor being applied to a small base of paid losses to calculate ultimate losses.  This method will react slowly if actual loss ratios develop differently because of major changes in rate levels, retentions or deductibles, the forms and conditions of reinsurance coverage, the types of risks covered or a variety of other changes.

B-F Method.  The B-F method is similar to the Bornhuetter-Ferguson paid loss method with the exception that it uses reported losses and reported loss development factors.

During 2014, 2013 and 2012, we adjusted our reliance on actuarial methods utilized for certain casualty lines of business and loss years within each of our operating segments shifting from the expected loss ratio method to the B-F method to varying degrees depending on the class of business, for example excess casualty versus primary casualty and how old the loss year is.   Placing greater reliance on more responsive actuarial methods for certain casualty lines of business and loss years within each of our operating segments is a natural progression as we mature as a company and gain sufficient historical experience of our own that allows us to further refine our estimate of the reserve for losses and loss expenses.  We believe utilizing only the B-F method for certain older loss years will more accurately reflect the reported loss activity we have had thus far in our ultimate loss ratio selections, and will better reflect how the ultimate losses will develop over time.  We will continue to utilize the expected loss ratio method for the most recent loss years until we have sufficient experience to utilize other acceptable actuarial methodologies.

The key assumptions used to arrive at our best estimate of loss reserves are the expected loss ratios, rate of loss cost inflation, selection of benchmarks and reported and paid loss emergence patterns.  Our reporting factors and expected loss ratios are based on a blend of our own experience and industry benchmarks for long-tailed business and primarily our own experience for short-tail business.  The benchmarks selected were those that we believe are most similar to our underwriting business.

Our expected loss ratios for short-tail lines change from year to year.  As our losses from short-tail lines of business are reported relatively quickly, we select our expected loss ratios for the most recent years based upon our actual loss ratios for our older years adjusted for rate changes, inflation, cost of reinsurance and average storm activity.  For the short-tail lines, we initially used benchmarks for reported and paid loss emergence patterns.  As we mature as a company, we have begun supplementing those benchmark patterns with our actual patterns as appropriate.  For the long-tail lines, we continue to use benchmark patterns, although we update the benchmark patterns as additional information is published regarding the benchmark data.

For short-tail lines, the primary assumption that changed during both 2014 as compared to 2013 and 2013 as compared to 2012 as it relates to prior year losses was actual paid and reported loss emergence patterns were generally less severe than estimated for each year due to lower frequency and severity of reported losses.  As a result of this change, we recognized net favorable prior year reserve development in both 2014 and 2013.

During the years ended December 31, 2014, 2013 and 2012, we incurred $65.0 million, $13.5 million and $179.6 million of catastrophe-related losses.  In addition, during the year ended December 31, 2012, we recognized $36.0 million related to drought losses on the U.S. crop reinsurance book.  We classify catastrophe losses as those losses that result from a major singular event or series of similar events (such as tornadoes) that are assigned a catastrophe loss number by industry data services, where our consolidated losses are expected to be at least $10 million per net loss event or series of similar events and where we believe it is important to our investors’ understanding of our operations.

We will continue to evaluate and monitor the development of these losses and the impact it has on our current and future assumptions.  We believe recognition of the reserve changes in the period they were recorded was appropriate since a pattern of reported losses had not emerged and the loss years were previously too immature to deviate from the expected loss ratio method in prior periods.

The selection of the expected loss ratios for the long-tail lines is our most significant assumption.  Due to the lengthy reporting pattern of long-tail lines, we supplement our own experience with industry benchmarks of expected loss ratios and reporting patterns in addition to our own experience.  For our older loss years that are long-tail lines, the primary assumption that changed during both 2014 as compared to 2013 and 2013 as compared to 2012 as it relates to prior year losses was using the Bornhuetter-Ferguson loss development method for certain casualty lines of business and loss years as discussed previously.  This method calculated a lower projected loss ratio based on loss emergence patterns to date.  As a result of the change in the expected loss ratio, we recognized net favorable prior year reserve development in 2014, 2013 and 2012.  For the years ended December 31, 2014, and 2013, we recorded a decrease in losses and loss expenses of $159.7 million and $110.5 million, respectively, as a result of shifting from the expected loss ratio method to the Bornhuetter-Ferguson method for older loss years.  Also during 2014, actual paid and reported loss emergence was more severe than estimated in our North American Insurance segment for the 2011 through 2013 loss years.  The additions to the 2011 through 2013 loss years are consistent with our practice of addressing unfavorable loss emergence early in our long-tail lines of business.  We believe that recognition of the reserve changes in the period they were recorded was appropriate since a pattern of reported losses had not emerged and the loss years were previously too immature to deviate from the expected loss ratio method in prior periods.

V.                                    GLOSSARY

Accident year	The year in which the event occurred that triggers a claim to us. All years referred to are years ending December 31st.

ALAE	Allocated loss adjustment expense, which is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors and legal experts.

Assumed reinsurance	That portion of a risk that a reinsurer accepts from a cedent in return for a stated premium.

Attachment point	The loss point at which an insurance or reinsurance policy becomes operative and below which any losses are retained by either the insured or other insurers or reinsurers, as the case may be.

Case reserves	Loss reserves, established with respect to specific, individual reported claims.

Casualty lines	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Catastrophe reinsurance

A form of excess-of-loss reinsurance that, subject to a specified limit, indemnifies the ceding company for the amount of loss in excess of a specified retention with respect to an accumulation of losses resulting from a catastrophic event. The actual reinsurance document is called a “catastrophe cover.” These reinsurance contracts are typically designed to cover property insurance losses but can be written to cover other types of insurance losses such as workers’ compensation policies.

Cede, cedent or ceding company	When an insurer transfers some or all of its risk to a reinsurer, it “cedes” business and is referred to as the “ceding company” or “cedent.”

Claims-made policies	A liability policy covering all claims first advised during the term of the insurance policy, as long as the loss occurred after the retroactive date listed in the policy.

Deductible

The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the reinsured is an insurance company. See “Retention.”

D&O side A cover

Insurance that provides liability coverage to directors and officers for non-indemnified losses arising from their negligence or malfeasance. Coverage applies only if the directors and officers are not indemnified by their company for such loss. Such coverage is provided on both an excess basis (i.e., policy attaches after all underlying policy limits are exhausted) and on a “difference-in-conditions” basis (i.e., policy drops down and attaches at a lower attachment point due to the failure or inability of the underlying policy(ies) to pay the loss).

Earned premiums

That portion of premiums written that applies to the expired portion of the policy term. Earned premiums are recognized as revenues under both statutory accounting practice and accounting principles generally accepted in the United States of

America.

Employment practices liability insurance

Insurance that primarily provides liability coverage to organizations and their employees for losses arising from acts of discrimination, harassment and retaliation against current and prospective employees of the organization.

Errors and omissions	Insurance that provides liability coverage for claims arising from professional negligence or malpractice, subject to applicable exclusions, terms and conditions of the policy.

Excess or Excess layer	Insurance to cover losses in one or more layers above a certain amount with losses below that amount usually covered by the insured’s primary policy and its self-insured retention.

Excess-of-loss reinsurance	Reinsurance that indemnifies the insured against all or a specified portion of losses over a specified amount or retention.

Exclusions	Provisions in an insurance or reinsurance policy excluding certain risks or otherwise limiting the scope of coverage.

Exposure	The possibility of loss. A unit of measure of the amount of risk a company assumes.

Facultative reinsurance	The reinsurance of all or a portion of the insurance provided by a single policy. Each policy reinsured is separately negotiated.

Fiduciary liability insurance	Insurance that primarily provides liability coverage to fiduciaries of employee benefit and welfare plans for losses arising from the breach of any fiduciary duty owed to plan beneficiaries.

General casualty	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Global loss triangles

A table of loss experience showing total losses for a certain period at regular valuation dates, reflecting the change in amounts as claims mature. Older periods in the table will have one more entry than the next youngest period, leading to the triangle shape of the data in the table.

Gross premiums written	Total premiums for insurance and reinsurance written during a given period.

Healthcare lines

Insurance coverage, often referred to as medical malpractice insurance, which addresses liability risks of doctors, surgeons, nurses, other healthcare professionals and the institutions (hospitals, clinics, etc.), in which they practice.

Incurred but not reported (“IBNR”) reserves	Reserves established by us for claims that have occurred but have not yet been reported to us as well as for changes in the values of claims that have been reported to us but are not yet settled.

LAE	The total of ALAE and ULAE.

Loss corridor

A mechanism contained in a reinsurance treaty that requires the cedent to be responsible for a certain amount of the ultimate net loss that is above the company’s designated retention and below the designated limit, and which would otherwise be reimbursed under the treaty. Loss corridors are employed to mitigate the volatility of reinsurance agreements.

Loss development

The difference between the original loss as initially reserved by an insurer or reinsurer and its subsequent evaluation at a later date or at the time of its closure. Loss development occurs because of inflation and time lags between the occurrence of claims and the time they are actually reported to an insurer or reinsurer. To account for these increases, a “loss development factor” or multiplier is usually applied to a claim or group of claims in an effort to more accurately project the ultimate amount that will be paid.

Loss reserves

Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this Form 10-K, “loss reserves” is meant to include reserves for both losses and for loss expenses.

Loss year	The year to which a claim is attributed based upon the terms in the underlying policy or contract. All years referred to are years ending December 31.

Losses and loss expense ratio	Derived by dividing net losses and loss expenses by net earned premiums.

Losses and loss expenses

“Losses” are an occurrence that is the basis for submission or payment of a claim. Losses may be covered, limited or excluded from coverage, depending on the terms of the insurance policy or other insurance or reinsurance contracts. “Loss expenses” are the expenses incurred by an insurance or reinsurance company in settling a loss.

Losses discovered basis

Covers losses that are discovered by the insured during the policy period and a specified period thereafter (unless replaced with similar insurance), no matter when the loss occurred and it does not matter if the insured had prior coverage.

Net limits

The amount that an insurer or reinsurer will insure or reinsure for a specified risk, a portfolio of risks or on a single insured entity, less any applicable reinsurance purchased by such insurer or reinsurer. The term also refers to the maximum amount of benefit payable for a given claim or occurrence.

Occurrence policies	A liability policy covering all claims arising from an event that takes place during the policy period, regardless of when the claim is reported to us.

Occurrence-reported policies	A liability policy covering all claims arising from an event that takes place after a retroactive date specified in the policy and the claims must be reported to the insurer during the policy period.

Paid losses	Claim amounts paid to insureds or ceding companies.

Primary insurance

Insurance that absorbs the losses immediately above the insured’s retention layer. A primary insurer will pay up to a certain dollar amount of losses over the insured’s retention, at which point a higher layer excess insurer will be liable for additional losses. The coverage terms of a primary insurance layer typically assume an element of regular loss frequency.

Professional liability

Insurance that provides liability coverage to directors and officers, attorneys, doctors, accountants and other professionals who offer services to the general public and claim expertise in a particular area greater than the ordinary layperson for their negligence or malfeasance.

Property catastrophe coverage

In reinsurance, coverage that protects the ceding company against accumulated losses in excess of a stipulated sum that arise from a catastrophic event such as an earthquake, fire or windstorm. “Catastrophe loss” generally refers to the total loss of an insurer arising out of a single catastrophic event.

Quota share reinsurance	A proportional reinsurance treaty in which the ceding company cedes an agreed-on percentage of every risk it insures that falls within a class or classes of business subject to the treaty.

Reinsurance

The practice whereby one insurer, called the reinsurer, in consideration of a premium paid to that reinsurer, agrees to indemnify another insurer, called the ceding company, for part or all of the liability of the ceding company under one or more policies or contracts of insurance that it has issued.

Report year	The year in which a claim is reported to us. All years referred to are years ending December 31.

Reserves	Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this report, “reserves” are meant to include reserves for both losses and for loss expenses.

Retention

The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the insured is an insurance company. See “Deductible.”

Short tail	Lines of business where claims are generally reported and paid within a relatively short period of time following the policy coverage period.

Surplus treaty reinsurance

Reinsurance contracts under which the ceding company agrees to cede and the reinsurer agrees to assume part of every risk that exceeds the ceding company’s predetermined retention limit. The reinsurer shares in premiums and losses in the same proportion as it shares in the total policy limits of the risk.

Swing-rated premium

Earned premiums from a “swing-rated” reinsurance contract, which is a contract that links the ultimate amount of ceded premium to the ultimate loss ratio on the reinsured business. This type of reinsurance contract enables the cedent to retain a greater portion of premium if the ultimate loss ratio develops at a level below the initial loss threshold set by the reinsurers, but requires a higher amount of ceded premium if the ultimate loss ratio develops above the initial threshold.

Treaties	Reinsurance contracts under which

the ceding company agrees to cede and the reinsurer agrees to assume risks of a particular class or classes of business.

Treaty year	The year in which the contract incepts. Exposure from contracts incepting during the current treaty year will potentially affect both the current accident year as well future accident years.

ULAE	Means unallocated loss adjustment expenses, which are an assessment of the internal expenses required to settle claims.

Ultimate loss

Total of all expected settlement amounts, whether paid or reserved together with any associated loss adjustment expenses, and is the estimated total amount of loss at the measurement date. For purposes of this report, “ultimate loss” is the sum of paid losses, case reserves and IBNR.

Underwriter

An employee of an insurance or reinsurance company who examines, accepts or rejects risks and classifies accepted risks in order to charge an appropriate premium for each accepted risk. The underwriter is expected to select business that will produce an average risk of loss no greater than that anticipated for the class of business.